                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JUNE 21, 1995




                        COMPTEK RESEARCH, INC.
- - - - -------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Charter)



          NEW YORK                 1-8502                      16-0959023
- - - - -------------------------------------------------------------------------------
 (State or Other                  (Commission                 (IRS Employer
 Jurisdiction of Incorporation)   File Number)              Identification No.)



 2732 TRANSIT ROAD, BUFFALO, NEW YORK                           14224-2523
- - - - -------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


    Registrant's telephone number, including area code:    (716) 677-2523
                                                       -------------------------


                                NOT APPLICABLE
- - - - -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Year)

ITEM 2.          DISPOSITION OF ASSETS

                 (a) On June 6, 1995, the registrant and its wholly owned subsidiaries, Comptek Telecommunications, Inc. (CTI), and Industrial Systems Service, Inc. (ISS), completed a previously announced transaction providing for the combination of ARIA Wireless Systems, Inc. ("ARIA"), a New York corporation, ISS, and CTI to form a new entity known as ARIA Wireless Systems, Inc. ("New ARIA"), a Delaware corporation. This transaction was completed pursuant to a Reorganization Agreement dated March 10, 1995, as amended, among ARIA, New ARIA, Bydatel Corporation, the registrant, CTI, Rand Capital Corporation, and Frank J. Perpiglia (the "Reorganization Agreement"). A copy of the Reorganization Agreement is attached as an exhibit hereto and provides for ISS and CTI to transfer substantially all of their operating assets and certain liabilities to New ARIA. Such operating assets included manufacturing equipment, contracts, and technology rights.

                          Concurrent with the transfer of assets from ISS and CTI, ARIA completed a merger into New ARIA pursuant to statutory requirements under New York and Delaware laws, whereby the shareholders of ARIA (Bydatel Corporation, CTI, Rand Capital Corporation, and Frank Perpiglia) exchange their shares of ARIA for shares of New ARIA. Also, the Reorganization Agreement provided for New ARIA to receive from Bydatel Corporation full rights, title, and interest in a U.S. patent and technology relating to a method for wireless transmission of data.

                          In return for the contribution of assets, the registrant and its subsidiaries received: 4,900 shares of New ARIA's Class A voting common stock (representing 49% of the outstanding voting common stock); 1,853 shares of New ARIA's Series CR-I preferred stock with a 15% cumulative dividend, a $1,000 per share liquidation preference, and a mandatory redemption feature whereby the registrant, as holder of the shares, may require New ARIA to redeem the shares at the earlier of five years or an initial public offering of New ARIA's stock; 48,951 shares of New ARIA's Series CR-II preferred stock with no preferred dividend or mandatory redemption feature, but with a $101.52 per share liquidation preference and convertible, at the option of the holder, into 4,895,100 shares of Class B limited-voting common stock. The New ARIA certificate of incorporation provides, among other things, for full voting rights to vest in the Class B shares at the time of an initial public offering of New ARIA's common stock.

                          In addition, the registrant is entitled to certain annual payments (up to an aggregate of $164,285) based upon product sales by New ARIA and holds a promissory note payable by New ARIA in the amount of $550,000 plus interest at the rate of prime plus 2%.

                          Prior to completing the transaction, CTI owned 34.5% of the common stock of ARIA and, pursuant to a shareholders' agreement, had the right to designate two of ARIA's maximum of five directors. In connection with the transaction, the registrant received the right to designate two of New ARIA's maximum of eight directors. Prior to completing the transaction, Frank J. Perpiglia was President and CEO of CTI and ISS, and also served as Chairman, President and CEO of ARIA. In connection with the transaction, Mr. Perpiglia was elected Chairman, President and CEO of New ARIA, and he resigned all positions associated with the registrant and its subsidiaries.

                          The nature and amount of consideration and the structure of the transaction was determined by arms-length negotiations among representatives of the registrant and its subsidiaries, Bydatel Corporation, Rand Capital Corporation, and Mr. Perpiglia.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

(b)      Proforma Financial Information as of March 31, 1995


        The transaction, as described in Item 2(a) above, provided for the registrant and its wholly-owned subsidiaries to transfer substantially all of the operating assets and certain liabilities of the registrant's consolidating subsidiaries to New ARIA in exchange for shares of common and preferred stock of New ARIA.

        The Proforma Statement of Operations was computed assuming the transaction was consummated at the beginning of the fiscal year ended March 31, 1995. The Proforma Consolidated Statement of Operations reflects adjustments to remove from operations the commercial telecommunications subsidiary 1995 operating results. A corresponding adjustment is reflected in the equity in net loss of affiliate as the registrant's interest in this operation is accounted for as an equity investment. The proforma results of operations also reflect the registrant's recording of its share of New ARIA's losses based on the registrant's ownership of 49% of New ARIA Class A common voting shares.
The equity pick-up of New ARIA losses at this higher percentage reflects the registrant's position as the most significant economic stakeholder of New ARIA. The registrant expects to similarly record its share of New ARIA's earnings at this higher percentage until such time as its investment equals its underlying share of New ARIA equity.

        The Proforma Consolidated Balance Sheet was computed assuming the transaction was consummated at March 31, 1995, the registrant's most recent reporting period. The Proforma Consolidated Balance Sheet reflects adjustments for the transfer of assets to New ARIA and a corresponding increase in the registrant's investment in affiliate.

                             COMPTEK RESEARCH, INC.
                                    PROFORMA
                     CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                                            PROFORMA
                                                                    MARCH 31,          PROFORMA             MARCH 31,
                                                                      1995            ADJUSTMENTS             1995
                                                                    --------          -----------           ---------
ASSETS                                                                                 (Unaudited)          (Unaudited)

Current assets:
Cash and cash equivalents                                           $      71                               $      71
Receivables                                                             4,692              (100)(1)             4,592
Costs and estimated earnings in excess of
  billings on uncompleted contracts                                     5,750               (17)(1)             5,733
Inventories                                                             1,703            (1,444)(1)               259
Deferred income taxes                                                     172                                     172
Other                                                                     669              ( 39)(1)               630
                                                                    ---------           -------             ---------
     Total current assets                                              13,057            (1,600)               11,457
                                                                    ---------           -------             ---------
Equipment & leasehold improvements                                      3,092            (1,316)(1)             1,776
                                                                    ---------           --------            ---------
Deferred income tax                                                        35               340(2)                375
Other assets                                                            4,957             2,881(1)              7,838
                                                                    ---------           -------             ---------
     Total other assets                                                 4,992             3,221                 8,213
                                                                    ---------           -------             ---------
     Total assets                                                   $  21,141               305              $ 21,446
                                                                    =========           =======             =========


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current installments of long-term debt                             $      187              (187)(2)         $      --
Accounts payable                                                        2,953              (653)(2)             2,300
Accrued salaries and benefits                                           2,783              (150)(2)             2,633
Other current liabilities                                               1,699             1,295 (2)             2,994
                                                                    ---------           -------             ---------
     Total current liabilities                                          7,622               305                 7,927
                                                                    ---------           -------             ---------

Long-term debt, excluding current installments                          2,244                                   2,244
                                                                     --------                                --------

Shareholders' Equity:
Common stock                                                               94                                      94
Additional paid-in capital                                              9,606                                   9,606
Retained earnings                                                       2,770                                   2,770
Less cost of treasury shares                                           (1,195)                                 (1,195)
                                                                     --------                                --------

     Total shareholders' equity                                        11,275                                  11,275
                                                                    ---------                                --------
Total liabilities and shareholders' equity                          $  21,141               305              $ 21,446
                                                                    =========          ========              ========

                             COMPTEK RESEARCH, INC.
                                    PROFORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS


                    (In thousands, except per share amounts)



                                                        YEAR ENDED                                    PROFORMA
                                                        MARCH 31,              PROFORMA               MARCH 31,
                                                           1995               ADJUSTMENTS               1995
                                                     -------------          -------------           ------------

                                                                            (Unaudited)             (Unaudited)
Net sales                                             $      57,835         $     (1,814)(3)        $      56,021
                                                      -------------         -------------            ------------
Costs and expenses:
      Cost of sales                                   $      49,387         $     (1,989)(3)        $      47,398
      Selling, general and administrative                     6,380                 (808)(3)                5,432
                                                                                    (140)(5)

      Research and development                                2,356               (1,716)(3)                  640
      Special charge                                           (331)                                         (331)
      Other expense                                              73                  (45)(3)                   28
                                                      -------------         -------------            ------------

      Total costs and expenses                        $      57,865         $     (4,698)           $      53,167
                                                      -------------         -------------            ------------

Income (loss) before income taxes and equity
 in net loss of affiliate                             $         (30)        $      2,884            $       2,854

Income tax expense (benefit)                          $         (83)        $      1,182 (3)        $       1,099
                                                      --------------        -------------           -------------

Income before equity in net
 loss of affiliate                                    $          53         $      1,702            $       1,755
Equity in net loss of affiliate                              (1,033)              (1,481)(4)
                                                      $                     $       (635)(4)        $      (3,149)
                                                      --------------        -------------            -------------

Net loss                                              $        (980)        $       (414)           $      (1,394)
                                                      --------------        -------------            -------------

Net loss per share                                    $        (.22)        $       (.10)           $        (.32)
                                                      ==============        =============           ==============

Weighted average number of common shares
                                                              4,373                4,373                    4,373
                                                      ==============         ============           ==============

              NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS


1) As a result of the transaction, the registrant transferred assets associated with the commercial subsidaries to New ARIA and the adjustments are primarily to account for the transfer of these assets. Additionally, other assets are adjusted to include the registrant's increased investment in New ARIA. Other asset adjustment are as follows:

                                                                                       ADJUSTMENTS
                                                                                       (In 000's)
                                                                                  ----------------------
                    Software development costs                                    $     (1,590)
                    Intangible assets arising from business acquisition                   (733)
                    Telecommunication network costs                                       (412)
                    Investment and receivable due from affiliate                         5,627
                    Other                                                                  (11)
                                                                                  -------------
                    Total other assets adjustment                                 $      2,881
                                                                                   ===========


2) The registrant provided funds to pay for current liabilities of the commercial telecommunications subsidiaries as of March 31, 1995.
       The adjustments are primarily for the removal of these liabilities and the addition of the Company's commitment to provide funds for the payment of these liabilities.

3) Proforma adjustment to the Statement of Operations represent fiscal year 1995 operating results of the registrant's telecommunication subsidiary
       which were transferred to New  ARIA.    The registrant recorded the
       telecommunication subsidiary's losses through its equity in net loss of affiliate. See note 4.


4) As a result of this transaction, New ARIA received contributed capital from two of its equity investors. The registrant and Bydatel Corporation are New ARIA's principal equity investors. Assuming the transaction had occurred at the beginning of fiscal year 1995, the registrant would have recorded 87% of New ARIA's losses for fiscal year 1995; thus the amount given is an adjustment to reflect 87% of New ARIA's losses for fiscal year 1995.

5) The registrant received two series of preferred stock, which have an aggregate liquidation value that exceeds New ARIA's available equity by approximately $700,000. The excess is treated as amortizable goodwill. This adjustment represents the amortization for fiscal 1995 had the transaction taken place at the beginning of the fiscal year.

                 (c)      Exhibits

                          Reorganization Agreement dated March 10, 1995, as amended (including as attachments thereto (i) the Asset Purchase Agreement by and between Registrant, CTI, and New ARIA dated May 9, 1995, (ii) Asset Purchase Agreement by and between Registrant, ISS, and New ARIA dated May 9, 1995, and (iii) Plan and Agreement of Merger dated May 9, 1995, by and between ARIA and New ARIA.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COMPTEK RESEARCH, INC.



Date:    June 21, 1995                          By: /s/  John R. Cummings
                                                   ---------------------------
                                                   John R. Cummings
                                                   Chairman, President and CEO

                         REINSTATEMENT AND AMENDMENT TO

                            REORGANIZATION AGREEMENT

                              DATED MARCH 10, 1995

                         REINSTATEMENT AND AMENDMENT TO

                            REORGANIZATION AGREEMENT

                    DATED  MARCH 10, 1995  (THE "AGREEMENT")





         The undersigned are all signatories to the Agreement which provided, in Paragraph 16 thereof, that the transactions contemplated thereby were to be closed by 9:00 a.m. on April 7, 1995, failing which the Agreement would forthwith become null and void and of no effect.

         Notwithstanding that the Closing did not occur by April 7, 1995, and has not yet occurred, the undersigned wish to proceed with the transactions contemplated by the Agreement, and to also make some minor amendments to the Agreement to reflect more current information.

         Accordingly, the undersigned agree that the Agreement is hereby reinstated as originally executed, with the following amendments:

         1.     The fourth paragraph of the Preamble, which currently reads:

                "Whereas, Old Aria has purchased from Wolfson the shares formerly owned by him and the Shareholders Agreement amended to eliminate Wolfson as a party thereto, to reflect that he is no longer a shareholder of Old Aria, to reflect that Perpiglia is now a shareholder of Old Aria and a party to the Shareholders Agreement, and"


                IS HEREBY AMENDED TO READ AS FOLLOWS:


                "Whereas, Old Aria has purchased from Wolfson the shares formerly owned by him and the Shareholders Agreement amended to eliminate Wolfson as a party thereto, to reflect that he is no longer a shareholder of Old Aria, and to reflect that in connection with the consummation of the transactions contemplated by this Agreement Perpiglia will be purchasing from Old Aria, certain of the shares formerly owned by Wolfson and that Perpiglia is now a party to the Shareholders Agreement, as amended; and"


         2. That Paragraph 2 (a) of the Agreement is amended by eliminating the words "dated March _____, 1995" in the two places where they appear.

         3. That Paragraph 3 (a) of the Agreement is amended by changing the words "face value of $173.00 per share and a liquidation value of $137.00 per share" to read "face value of $134.00 per share and a liquidation value of $101.52 per share."


         4. Paragraph 3 (b) of the Agreement is amended by changing "994 Shares to read 1,853 Shares", and by changing the words "liquidation value of $994,000" to read "liquidation value of $1,853,000".


         5. Paragraph 6 (a) (ii) of the Agreement is amended by changing the words "liquidation value of $134.00 per share" to read "liquidation value of $101.52 per share."


         6. Paragraph 16 of the Agreement is amended by changing "April 7, 1995" to read "June 15, 1995", and by deleting the second sentence of that paragraph.


        IN WITNESS WHEREOF, this Reinstatement and Amendment has been executed this 9th day of May, 1995.


                                        ARIA WIRELESS SYSTEMS, INC.,
                                        A New York Corporation

                                        By /s/ Frank J. Perpiglia
                                          -------------------------------------

                                        ARIA WIRELESS SYSTEMS, INC.,
                                        a Delaware Corporation

                                        By /s/ Frank J. Perpiglia
                                          -------------------------------------

                                        BYDATEL CORPORATION,
                                        A New York Corporation

                                        By /s/ John C. Eckis
                                          -------------------------------------

                                        COMPTEK RESEARCH, INC.

                                        By /s/ John R. Cummings
                                          -------------------------------------

                                        COMPTEK TELECOMMUNICATIONS, INC.


                                        By /s/ John R. Cummings
                                          -------------------------------------


                                        RAND CAPITAL CORPORATION


                                        By /s/ Donald A. Ross
                                          -------------------------------------



                                        /s/ Frank J. Perpiglia
                                        ---------------------------------------
                                        FRANK J. PERPIGLIA, INDIVIDUALLY

                            REORGANIZATION AGREEMENT

                        DATED MARCH 10, 1995, AS AMENDED

                            REORGANIZATION AGREEMENT



                 THIS AGREEMENT dated as of March 10, 1995, by and among:

        ARIA WIRELESS SYSTEMS, INC. (f/k/a Bison Data Corporation), a New York Corporation with its principal place of business located at 140 Mid County Road, Orchard Park, New York 14127 ("Old Aria");

        ARIA WIRELESS SYSTEMS, INC., a Delaware Corporation with its principal place of business located at 140 Mid County Road, Orchard Park, New York 14127 ("New Aria");

        BYDATEL CORPORATION, a New York Corporation with its principal place of business located C/O Payment Plans, 2741 Transit Road, Elma, New York 14059 ("Bydatel");

        COMPTEK RESEARCH, INC., a New York Corporation with its principal office located at 2732 Transit Road, West Seneca, New York 14224 ("CRI");

        COMPTEK TELECOMMUNICATIONS, INC., a New York Corporation and a wholly-owned subsidiary of Comptek Research, Inc., a New York Corporation with its principal office located at 140 Mid County Road, Orchard Park, New York 14127 ("CTI");

        RAND CAPITAL CORPORATION, a New York Corporation with its principal office located at Suite 1300, Rand Building, 14 Lafayette Square, Buffalo, New York 14203 ("Rand"); and

        FRANK J. PERPIGLIA, an individual residing at 306 Heritage Place, Devon, Pennsylvania 19333 ("Perpiglia").


                            W I T N E S S E T H :
                            ===================

                WHEREAS, Old Aria, Bydatel, CTI and Rand, together with one Joseph E. Wolfson ("Wolfson") were signatories to a certain Subscription and Shareholders Agreement, dated September 26, 1991, dealing with the formation, organization, operation, and financing of Old Aria ("Shareholders Agreement"); and

                 WHEREAS, Bydatel, CTI, Rand and Wolfson were the original shareholders of Old Aria; and

        WHEREAS, the Shareholders Agreement provides that it may be modified, amended or revoked by a written agreement signed by all of the current parties thereto; and

        WHEREAS, Old Aria has purchased from Wolfson the shares of Old Aria formerly owned by him and the Shareholders Agreement amended to eliminate Wolfson as a party thereto, to reflect that he is no longer a shareholder of Old Aria, to reflect that Perpiglia is now a shareholder of Old Aria and a party to the Shareholders Agreement, and

        WHEREAS, the current parties to the Shareholders Agreement are Old Aria, Bydatel, CTI, Perpiglia and Rand; and

        WHEREAS, the current parties to the Shareholders Agreement wish to effect a reorganization of Old Aria and to terminate and revoke the Shareholders Agreement; and

        WHEREAS, New Aria has been incorporated in Delaware with a view to it being the entity which will carry on the business formerly conducted by Old Aria and CTI; and

        WHEREAS, it is the objective of the proposed reorganization to consolidate the sales and marketing functions formerly performed by Old Aria, with the manufacturing, engineering and technical support functions formerly performed by CTI into a new entity, New Aria, which will be owned initially by CRI, Rand, Bydatel and Perpiglia.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are mutually acknowledged, the parties agree as follows:

         1.      ORGANIZATION.

                 Except with respect to those provisions thereof specifically adopted herein, the Subscription and Shareholders Agreement dated the 26th day of September 1991, among Bison Data Corporation, Bydatel Corporation, Comptek Telecommunications, Inc., Rand Capital Corporation, and Joseph E. Wolfson, is hereby revoked and terminated effective upon the closing of the transfer of assets referred to herein.

         2.      TRANSFER OF ASSETS BY CTI AND ISS.

         (a) At the Closing, as hereinafter defined, CTI will transfer to New Aria substantially all of its assets, and books and records relating thereto, including inventory currently used by CTI in the design, manufacture and production of the wireless data system known as Data Movers, together with contracts with third parties, cash, and the Common Stock of Old Aria owned by it, all of which shall be identified and transferred pursuant to an Asset Purchase Agreement dated March _____, 1995, the basic form of which is annexed hereto as Exhibit A. In addition, CRI, as sole shareholder of Industrial Systems Service, Inc., a Pennsylvania Corporation ("ISS"), shall cause ISS to transfer to New Aria substantially all of its assets, as set forth in an Asset Purchase Agreement dated March _____, 1995, the basic form of which is annexed hereto as Exhibit B. In connection with such transfers, New Aria shall assume substantially all of the liabilities of ISS and CTI as more fully set forth in the Asset Purchase Agreements referred to above.

         (b) Notwithstanding the provisions of Paragraph 2 (a) above, there are certain assets, because of the requirement of obtaining consents, the ownership of which cannot be immediately transferred. These assets include, without limitation, Multiple Address System ("MAS") Licenses granted to CTI by the Federal Communications Commission and listed on CTI's Balance Sheet as "Network Licenses". With respect to these MAS Licenses, CTI shall, forthwith, after the Closing, undertake to obtain the consent of the Federal Communications Commission to said transfer, and pending obtaining such consents, New Aria shall have the right to utilize said MAS Licenses, the consideration for which is set forth in Paragraph 3(b) hereof.

         (c) Among the other assets now presently listed on CTI's balance sheet, there is certain technology consisting of "Enhanced Technology" with respect to the wireless systems produced by CTI for Old Aria, which "Enhanced Technology" shall be transferred to New Aria at the Closing, the consideration for which is set forth in Paragraph 3(c) hereof.

         3.      CONSIDERATION FOR TRANSFER OF ASSETS BY CTI AND ISS.

         At the Closing of the transfer of assets, New Aria shall issue and deliver to CRI:

         (a) In consideration of the transfer of assets set forth in Paragraph 2(a) above,

                 (i) 48,951 shares of its convertible Preferred Stock ($.01 par value) Series CR-II having a face value of $173.00 per share and a liquidation value of $137.00 per share, which shares shall be convertible into New Aria's Class B Common Stock at the rate of 100 shares of Class B Common Stock for each share of Series CR-II Stock, or in the aggregate 4,895,100 shares of Class B Common Stock;

                 (ii)     4,800 shares of New Aria's Class A Common Stock.

         (b) In consideration of the transfer of assets set forth in Paragraph 2 (b), New Aria shall issue and deliver to CRI, 994 shares of its non-convertible Preferred Stock ($.01 par value) Series CR-I, having a liquidation value of $1,000.00 per share with interest accruing at the rate of 15% per annum, payable together with its liquidation value of $994,000, at the option of CRI after five years from the date of issuance or upon New Aria closing a Public Offering as hereinafter defined, whichever first occurs. For purposes of this Reorganization Agreement, a Public Offering shall mean the registration under the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended (the "33 Act"), of shares of its equity securities, or securities convertible into equity securities, and the subsequent offering and sale thereof pursuant to such registration, in a transaction or transactions which do not qualify for exemption from registration under said 33 Act, through an underwriter or underwriters, on a firm commitment basis.

         (c) In consideration of the transfer of the assets set forth in Paragraph 2(c) above, New Aria shall issue and deliver to CRI 859 shares of its Series CR-I stock.

         4.      TRANSFER BY BYDATEL OF CEMA PATENT, TECHNOLOGY AND LICENSE.

         (a) Effective upon the Closing of the transfer of assets by CTI and ISS referred to in Paragraph 2 above, and subject to the conditions set forth in Paragraph 4 (c) below, Bydatel shall sell, transfer and assign to New Aria all of Bydatel's rights, title and interests in and to (i) United States Patent No. 4,907,244 (the "Patent") relating to a method for transmitting data in multiple access data communications networks utilizing a Collision-Eliminating Multiple Access ("CEMA") protocol, (ii) all proprietary information relating to the Patent and CEMA (the "Technology"), (iii) the License Agreement dated October 29, 1991 with Old Aria relating to the Patent and the Technology ("License Agreement"), and (iv) the tradename and trademark "DataMover" (the "Tradename").

         (b) In consideration for the sale, transfer and assignment of the Patent, Technology, License Agreement and Tradename, New Aria shall pay the following consideration to Bydatel:

                 (i) the issuance at Closing of 1,000 shares of Series BC-I Stock; and

                 (ii) a payment of $200 per unit for each manufactured signal transmission box which utilized the Patent, CEMA, the Technology or the Tradename sold and shipped by New Aria, said per unit payment shall be made within ten (10) business days following the end of the calendar month in which the sale was completed. These payments are to be made in lieu of payments of Old Aria pursuant to Paragraph 14 (a) of the Shareholders Agreement. As of March 1, 1995, Bydatel had received a total of $470,500 pursuant to said Paragraph 14 (a) out of a maximum payable of $1,920,000 and the maximum payable pursuant to this Paragraph 3 (b) (iii) shall be $1,449,500.

                 (iii) following the completion of the total aggregate per unit payment referred to in clause (ii) above, an annual payment equal to one and one-half percent (1.5%) of net product sales (gross product sales less taxes, freight, insurance and duties) for CEMA-based products occurring in each year for a period of five (5) years; the first year (i.e., a twelve-month period) shall commence with the first calendar month after the month in which the maximum per unit payment is achieved; payment under this clause (iii) shall be made within forty-five (45) days after the end of each twelve-month period.

         (c) Bydatel's obligation to sell, transfer and assign the Patent, Technology, License Agreement and Tradename shall be subject to the following conditions, which must be satisfied, or waived by Bydatel, or on prior to the Closing:

                 (i) the consent to such sale, transfer and assignment by the New York State Science and Technology Foundation, Rand Capital Corporation, John C. Eckis, Walter J. Panfil, Tech Ventures III, Paul Cherin and Charles Ganim (collectively "Bydatel's Secured Creditors") and their release of all liens, security interests and collateral assignments in the Patent; and

                 (ii) the consent of New Aria to Bydatel's grant of security interests in the 1,000 shares of Series BC-I issued to Bydatel to each of Bydatel's Secured Creditors.

         (d) Bydatel agrees that upon the request of New Aria, it will provide such further documentation as may be necessary to effectuate the transfer and assignment to New Aria of the Patent Technology, the License Agreement and the Trade Name, and shall represent and warrant that nothing has come to its attention which would lead it to believe that it does not have a good and marketable title to the items to be transferred and assigned.

         5.      CAPITALIZATION OF NEW ARIA AS OF CLOSING.

         As of the Closing of the transfer of assets, New Aria will be authorized to issue:

         (a) 10,000 shares of Class A Common Stock ($.01 par value) of which 100 shares have been issued to CRI for cash and 4,800 shares shall have been issued in connection with the transfer of assets as set forth in Paragraph 3 (a) (ii) above;

         (b) 19,990,000 shares of Class B Common Stock which shall be non-voting and none of which shall have been issued;

         (c) 500,000 shares of Preferred Stock ($.01 par value) which may be issued in series as designated by the Board of Directors and of which:

                 (i) 48,951 shares designated as Series CR-II Stock, convertible into Class B Common Stock, all of which shall have been issued to CRI in connection with the transfer of assets as set forth in Paragraph 3 (a) (i) above;


                 (ii) 1,853 shares designated as Series CR-I Stock which shall be non-convertible and all of which shall have been issued to CRI in connection with the transfer of assets referred to in Paragraph 3 (b) and (c) above;

                 (iii) 1,000 shares designated as Series BC-I Stock which shall be non-convertible; none of this Series shall have been issued and is intended to be issued at a later date to Bydatel in connection with the transfer of the CEMA Technology as set forth in Paragraph 4 (b) (i) above.

         6.      RIGHTS AND PREFERENCES OF STOCK.

         (a) The rights and preferences of the various Series of Preferred Stock shall be set forth in a Certificate of Designation or Amendment to the Certificate of Incorporation of New Aria, in form reasonably satisfactory to counsel for New Aria, Bydatel and CRI. The basic terms of each Series shall be:

                 (i) The Series CR-I Stock shall be non-voting, have a face value of $1,000 per share and shall have a liquidation value of $1,000 per share plus accrued but unpaid dividends. The dividend shall be 15% or $150 per annum which shall accrue but not be paid until liquidation or redemption. This Series shall be redeemable at the option of the holder upon the closing of a Public Offering by New Aria or upon five years from date of issuance whichever first occurs. It shall be preferred as to liquidation and dividends over all other classes or series of New Aria's stock except with respect to the Series BC-I Stock as to which it shall be pari passu with respect to dividends (except as to rate) and on liquidation.

                 (ii) The Series CR-II Stock shall be convertible into Class B Stock at the rate of 100 shares of Class B Stock for each share of Series CR-II; it shall have a liquidation value of $137.00 per share; it shall be non-voting and shall neither accrue nor pay dividends.

                 (iii) The Series BC-I Stock shall be non-voting, have a fact value of $1,000 per share plus accrued but unpaid dividends. The dividends shall be 8% or $80 per annum, which shall not be paid until liquidation or redemption. This Series shall be redeemable at the option of the holder upon the closing of a Public Offering by New Aria or upon five years from date of issuance, whichever first occurs. It shall be preferred as to liquidation and dividends over all other classes or series of New Aria's stocks except with respect to the Series CR-I Stock as to which it shall be pari passu with respect to dividends (except as to rate) and on liquidation.

         7.      MERGER OF OLD ARIA AND NEW ARIA.

         Effective at the Closing, Old Aria and New Aria shall enter into a Plan of Merger in substantially the form annexed hereto as Exhibit C which shall contain, among others, the following substantive provisions:

         (a)     The surviving corporation shall be New Aria.

         (b) The then shareholders of Old Aria shall tender all of their shares of Common Stock of Old Aria to New Aria as follows:

                 (i) Rand will tender its 23,000 shares of Old Aria Common in exchange for 1,800 shares of New Aria Class A Common (voting) and 1,798,200 shares of New Aria Class B Common (non-voting).

                 (ii) Bydatel will tender its 23,000 shares of Old Aria Common in exchange for 1,800 shares of New Aria Class A Common (voting) and 1,798,200 shares of New Aria Class B Common (non-voting).

                 (iii) Perpiglia will tender his 12,778 shares of Old Aria Common in exchange for 1,500 shares of New Aria Class A Common (voting) and 998,500 shares of New Aria Class B Common (non-voting).

                 (iv) CTI will tender its 31,000 shares of Old Aria Common for cancellation.

                 (v) The 10,222 shares of Old Aria Common of the 23,000 shares formerly owned by Wolfson but not purchased by Perpiglia and currently held as Treasury Stock by Old Aria shall be cancelled.

         (c) The Board of Directors shall consist of not less than five, nor more than eleven members. The initial Directors shall consist of the present four Directors as designated in the Incorporator's Statement. Subsequent to the merger, a fifth Director may be designated by CRI. Thereafter, at the Annual meeting of Shareholders, CRI shall be entitled to nominate two Directors, and Rand, Bydatel and Perpiglia one each. Upon such nomination, CRI, Rand, Bydatel and Perpiglia each agree to vote their shares of Common Stock entitled to vote for Directors, for the election of the nominees of the others. Additional Directors may be designated by the Board of Directors in accordance with the By-Laws. The right of a party to have a nominee elected pursuant to this paragraph shall terminate upon such party ceasing to be a stockholder of New Aria or upon the closing on an initial Public Offering by New Aria.

        8.      EXECUTION OF PLAN OF MERGER AND FILING OF CERTIFICATE OF MERGER.

         The Certificate of Merger shall not be filed with the Secretary of State of the State of Delaware until the Plan of Merger is approved by the Boards of Directors of CRI, Rand and Bydatel, in addition to the Boards of Directors of Old Aria and New Aria.

         9.      POST-MERGER OWNERSHIP OF STOCK.

         Immediately upon consummation of the merger, the following shall be the holdings of the shareholders of New Aria:


         (a)     Class A (Voting) Common Stock: Authorized 10,000 Shares

                          HOLDER                           NO. OF SHARES
                          ------                           -------------

                          CRI                                  4,900
                          Rand                                 1,800
                          Bydatel                              1,800
                          Perpiglia                            1,500
                          TOTAL                               10,000



         (b)     Class B (Non-Voting) Common Stock: Authorized 19,990,000 Shares
                          HOLDER                           NO. OF SHARES
                          ------                           -------------
                          Rand                                1,798,200
                          Bydatel                             1,798,200
                          Perpiglia                             998,500
                          TOTAL                               4,594,900



                          Reserves                            4,895,100 For Conversion of CR-II

                 Unissued and Unreserved:                    10,510,000


         (c)     Preferred Stock, Series CR-I (non-convertible)

                          HOLDER                           NO. OF SHARES

                          CRI                                   1,853

         (d)     Preferred Stock, Series CR-II (Convertible into Class B Common
                                                  Stock at 100 shares
                                                  of Class
                                                  B Common per share of Series
                                                  CR-II)

                          HOLDER                           NO. OF SHARES

                          CRI                                    48,951

         (e)     Preferred Stock, Series BC-I (non-convertible)

                          Bydatel                               1,000

         10.     EMPLOYEE BENEFIT PLANS.

         Following the Closing, the parties agree to use their best efforts to cause New Aria to adopt, for the benefit of its employees, a Stock Appreciation Rights ("SAR") Plan having generally the following provisions:

         There are intended to be 885,000 "rights" allocated to the employees in the discretion of the Board of Directors at no cost to the employees. Each right is related to the value of a share of New Aria Class A Common Stock which for purposes of the SAR Plan will be deemed to have an Initial Value of $4.00 per share. Upon exercise of a "right" the holder will be entitled to receive cash only, and not shares of Class A Stock, in an amount equal to its then market value or $4.00 per share, whichever is higher, multiplied by the number of rights he has exercised. The rights are non-transferrable and are expected to be exercisable by the holder on January 1, 1998, or earlier upon disability or by his estate if he dies prior to that time. If employment is terminated prior to January 1, 1998 for any reason other than disability or death, the "rights" will lapse. If employment is terminated after January 1, 1998, the holder (or his estate ) would have to exercise the "rights" within ninety days. In the event that Class A Common Stock of New Aria were to become listed on a national stock exchange or quoted on the National Associates of Securities Dealers Quotation system ("NASDQ"), the holders of all rights would be required to immediately exercise the same. The "Exercise Value" of a "right" will be calculated at the end of each fiscal quarter of New Aria. Until such time as New Aria's Class A Common Stock is listed on a national stock exchange, or traded through NASDQ, the Exercise Value of a "right" would be deemed to be two times its "book value" as of the end of the most recent fiscal quarter as determined by the independent outside auditors of New Aria, or of some other independent appraiser. In the event that the Class A Common Stock of New Aria is split or otherwise adjusted, the number of rights and their price shall be similarly adjusted pro tanto so that the holder of rights will receive the same economic value that he would have received but for such split or adjustment.

         Notwithstanding the present intent of the parties, the adoption of any such plan must be done by the Board of Directors of New Aria. In the exercise of their fiduciary duty, the members of the Board may decline to adopt the above plan, or having adopted it, may terminate, amend or replace it.

         11.     PARTICIPATION IN FUTURE FINANCINGS.

         (a) If at any time (or from time to time) New Aria, prior to closing of its initial Public Offering, proposes to raise capital by means of a sale of equity or an incurrence of debt (a "Private Investment Financing"), it shall give written notice to Bydatel, Comptek and Rand. Included with such notice shall be a summary of the material terms of the proposed Private Investment Financing. Bydatel, Comptek and Rand shall each have the right to participate in the proposed Private Investment Financing up to an amount equal to their then respective percentage ownership of the New Aria Common Stocks outstanding at the time of the proposed Private Investment Financing. Bydatel, Comptek and Rand shall each have twenty (20) days from the date such notice is given in which to advise New Aria in writing of its intent to participate ("Election to Participate") in the Private Investment Financing and the amount of their participation. If such Election to Participate is duly given to New Aria, the electing party shall be obligated to complete and fund its participation at closing of the Private Investment Financing on the same terms as are offered to and accepted by the other investors. Provided, however, if the Private Investment Financing is not completed within ninety (90) days of the date of the initial notice issued by New Aria, then proposed financing shall be deemed abandoned and any further financing shall be deemed a new proposal requiring a new notice.

         (b) Notwithstanding anything to the contrary in subparagraph (a), "Private Investment Financing" shall not be deemed to include a line-of-credit or term loan provided by a state or federally chartered bank which does not include equity participation or conversion.

         12.     TERM.

         This Agreement shall terminate upon the Closing by New Aria of its initi Public Offering.

         13.     AMENDMENTS.

         This Agreement may be modified, amended or revoked only by written agreement signed by all of the then-current parties hereto.

         14.     GOVERNING LAW.

         This Agreement shall be governed by the laws of the State of New York.

         15.     CONDITIONS TO CLOSING

         The Closing of the transactions contemplated by this Reorganization Agreement shall be subject to the fulfillment or mutual waiver of the following conditions:

         (a) Each of the corporate parties hereto shall deliver a Secretarial Certificate indicating:

                 (i) in the case of Old Aria, New Aria, CRI, CTI and Rand, that this Reorganization Agreement has been approved by their respective Boards of Directors and that the officers having executed this Reorganization Agreement had authority to so execute the same, and have authority to execute such further documents as may be necessary or desirable, upon advice of their respective counsel, to complete the closing of said transactions.

                 (ii) In the case of Bydatel, that this Reorganization Agreement, including the provision for the transfer and assignment of the Patent, the Technology, the License Agreement, and the Trade Name to New Aria, have been approved by its Board of Directors and Shareholders.

                 (iii) Such Secretarial Certificate shall include a copy of the resolutions adopted, that they were so adopted at a meeting duly called and held, that the same have not been amended, rescinded or modified and are currently in full force and effect.

         (b) No action, in law or equity, shall have been commenced or threatened, which places in question the validity of this Reorganization Agreement or the transactions contemplated thereby, or which seeks to enjoin the same;

         (c) The Board of Directors of New Aria has approved an Amendment to its Certificate of Incorporation authorizing the issuance of the Class A and Class B Common Stock, and the Series CR-I, CR-II and BC-I Preferred Stock as set forth in Paragraph 5 of this Reorganization Agreement;

         (d) New Aria, CTI and ISS shall have executed the Asset Purchase Agreements referred to in Paragraph 2 (a) of this Reorganization Agreement;

         (e) Old Aria and New Aria shall have had the Merger Agreement referred to in Paragraph 7 of this Reorganization Agreement approved by their respective Boards of Directors and Shareholders, and have executed the same by their appropriate officers.

         (f) Perpiglia shall have purchased from Old Aria 12,778 shares of its Common Stock for $66,446 in cash or a promissory note;

         (g) Bydatel and CRI shall have entered into an agreement with respect to reimbursement of part of the moneys provided by CRI in the settlement with Wolfson;

         (h) New Aria and Perpiglia shall have entered into an Employment Agreement on terms satisfactory to each of them.

         16.     CLOSING.

         The Closing of the transactions contemplated by this Reorganization Agreement shall take place at the office of New Aria at 9:00 a.m. on April 7, 1995, or at such other time and place as to which the parties may agree.

                 IN WITNESS WHEREOF, the parties hereto have duly signed and acknowledged this Agreement as of the date first above written.


                                           ARIA WIRELESS SYSTEMS, INC.,
                                           a New York Corporation

                                           By:  /s/ Frank J. Perpiglia
                                               ------------------------
                                           Name:
                                                -----------------------

                                           Title:  President
                                                  ---------------------

                                           ARIA WIRELESS SYSTEMS, INC.,
                                           a Delaware Corporation


                                           By:    /s/ Frank J. Perpiglia
                                               -------------------------
                                           Name:
                                                ------------------------
                                           Title:  President
                                                 -----------------------


                                           BYDATEL CORPORATION,
                                           a New York Corporation,


                                           By:     /s/ John C. Eckis
                                              -------------------------
                                           Name:   John C. Eckis
                                                -----------------------
                                           Title:  President
                                                 ----------------------

                                           COMPTEK RESEARCH, INC.


                                           By:   /s/ John R. Cummings
                                               ------------------------
                                           Name:   John R. Cummings
                                                -----------------------
                                           Title:  President & Chief
                                                   Executive Officer
                                                 -----------------------

                                        COMPTEK TELECOMMUNICATIONS, INC.


                                                By:    /s/ John R. Cummings
                                                     ------------------------
                                                Name:  John R. Cummings
                                                      -----------------------
                                                Title:  Chairman of the Board
                                                      -----------------------



                                        RAND CAPITAL CORPORATION


                                                By:     /s/ Donald A. Ross
                                                   --------------------------
                                                Name:   Donald A. Ross
                                                     ------------------------
                                                Title:  President
                                                      -----------------------



                                        FRANK J. PERPIGLIA, INDIVIDUALLY


                                                /s/ Frank J. Perpiglia
                                                -----------------------------

                 _____________________________________________

                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             COMPTEK RESEARCH, INC.

                                      AND

                        COMPTEK TELECOMMUNICATIONS, INC.

                                      AND

                          ARIA WIRELESS SYSTEMS, INC.




                            DATED AS OF MAY 9, 1995

                 _____________________________________________

                               TABLE OF CONTENTS

SECTION
PAGE

1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  1

2.       Sale of Properties and Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  2

3.       Purchase Consideration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  3
         (a)     Preferred Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  3
         (b)     Assumed Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  3
         (c)     Litigation Support and Assistance  . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  3
         (d)     Sales Tax  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  3

4.       Instruments of Transfer; Assumption of Liabilities; Further Assurances   . . . . . . . .  . . . . .  4
         (a)     Seller's Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  4
         (b)     Buyer's Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  4
         (c)     Cash Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  4
         (d)     Other Transfer Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  4

5.       Record Retention   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  5

6.       Representations and Warranties of the Seller   . . . . . . . . . . . . . . . . . . . . .  . . . . .  5
         (a)     Organization; Good Standing; Power; Etc. . . . . . . . . . . . . . . . . . . . .  . . . . .  5
         (b)     Authorization; Effective Agreement.  . . . . . . . . . . . . . . . . . . . . . .  . . . . .  5
         (c)     Title to Property and Assets . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  5
         (d)     Agreements, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  6
         (e)     Litigation, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  6
         (f)     Cooperation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  6

7.       Representations and Warranties of the Buyer  . . . . . . . . . . . . . . . . . . . . . .  . . . . .  6
         (a)     Organization; Good Standing; Power . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  6
         (b)     Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  6
         (c)     Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  6
         (d)     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  7

8.       Covenants of the Buyer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  7
         (a)     Due Diligence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  7
         (b)     Sales Tax  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  7
         (c)     Employment Offer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  7
         (d)     Authorization and Delivery of Shares . . . . . . . . . . . . . . . . . . . . . .  . . . . .  7
         (e)     Effective Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  7

9.       Bulk Sales   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  8

10.      Indemnification by Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  8

11.      Indemnification by Buyer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  8

12.      Amendments; Waivers, Etc.  . . . . . . . . . . . . . . . . . . . . . .  . . . . .  9

13.      Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  9

14.      Public Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  9

15.      Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  9

16.      Notices, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 10

17.      Assignment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 10

18.      Applicable Law   . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 10

19.      Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 11

20.      Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 11

21.      Headings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 11

22.      Binding Effect; Benefits   . . . . . . . . . . . . . . . . . . . . . .  . . . . . 11

                               LIST OF SCHEDULES

1(a)             Purchased Assets

1(b)             Retained Assets

1(c)             Retained Liabilities

3                Allocation of Purchase Price

6(d)             Agreements

6(e)             Litigation, Etc.

                            ASSET PURCHASE AGREEMENT



         Asset Purchase Agreement dated as of May 9, 1995, by and between COMPTEK RESEARCH, INC., a New York corporation ("Comptek"), COMPTEK TELECOMMUNICATIONS, INC., a New York corporation ("Seller"), and ARIA WIRELESS SYSTEMS, INC., a Delaware corporation ("Buyer").

                            W I T N E S S E T H :

        WHEREAS, Comptek is the parent corporation and sole shareholder of Seller; and

        WHEREAS, the Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, substantially all of the properties and assets, subject to certain liabilities, of Seller, all upon the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

        1. DEFINITIONS. As used in this Agreement, terms defined in the preamble and recitals of this Agreement shall have the meanings set forth therein and the following terms shall have the meanings set forth below.

         "Affiliate" shall mean, with respect to any person or entity, any shareholder, subsidiary, officer, director or partner of such person or entity or any other person which directly or indirectly controls, is controlled by or is under common control with such person or entity.

         "Agreement" shall mean this Asset Purchase Agreement and all Schedules and Exhibits hereto, as the same may from time to time be amended.

         "Assumed Liabilities" shall mean all Liabilities of the Seller except for the Retained Liabilities described on Schedule 1(c) hereto.

         "Closing" shall mean the closing of the transactions contemplated by this Agreement on the Closing Date at the offices of Comptek, 2732 Transit Road, Buffalo, New York 14224, or at such other place as the parties may mutually agree.

         "Closing Date" shall mean May 9, 1995, or such other date as may be agreed to by the parties to this Agreement.

         "Code" shall mean the Internal Revenue Code of 1986 and all regulations promulgated thereunder, as the same have from time to time been amended.

         "Comptek" shall mean Comptek Research, Inc., a New York corporation, the parent and sole owner of Seller.

         "Financial Statements" shall mean (a) the financial statements of Seller as of and for the period ended March 31, 1995 (including the balance sheet), prepared by the Seller and previously delivered to the Buyer.

         "Liabilities" shall mean all debts, liabilities, taxes (including any sales or transfer taxes on the sale of the Purchased Assets), obligations under contracts, leases, agreements and commitments, and other obligations of every kind and character of the Seller as the same may exist at the Closing (whether accrued, absolute, contingent or otherwise, and whether due or to become due) or which may arise in the future based upon events or a state of facts existing at the Closing.

          "Purchased Assets" shall mean the assets described in Schedule 1(a) and all assets reflected on the Financial Statements or acquired by the Seller in the ordinary course of business and consistent with past practice of the Seller since the date of such Financial Statements, except for those assets which have been transferred or disposed of in the ordinary course of business and consistent with past practice of the Seller after the date of such Financial Statements or as otherwise permitted by this Agreement): PROVIDED, HOWEVER, that the Purchased Assets shall not include the Retained Assets.

         "Retained Assets" shall mean the assets described in Schedule 1(b) hereto.

         "Retained Liabilities" shall mean the Liabilities described in
          Schedule 1(c) hereto.

         2. SALE OF PROPERTIES AND ASSETS. At the Closing, the Seller will sell, transfer, assign, convey and deliver to the Buyer, and the Buyer will purchase, accept and acquire from the Seller, all of the Purchased Assets, "AS IS, WHERE IS."

         BUYER ACKNOWLEDGES AND AGREES THAT ALL ASSETS BEING TRANSFERRED OR LICENSED HEREUNDER ARE BEING TRANSFERRED OR LICENSED ON AN "AS IS, WHERE IS" BASIS, AND THAT EXCEPT AS EXPRESSLY SET FORTH IN SECTION 6, SELLER IS MAKING NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED, RESPECTING THE ASSETS, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER. BUYER ACKNOWLEDGES THAT BUYER HAS INFORMED ITSELF AS TO SELLER'S BUSINESS OPERATIONS, AND BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SELLER MAKES NO REPRESENTATIONS OR WARRANTY OF ANY KIND WITH RESPECT TO THE BUSINESS OPERATIONS.

         3. PURCHASE CONSIDERATION. The aggregate consideration to be paid by the Buyer for the Purchased Assets shall consist of (i) Preferred and Common Shares of Buyer as set forth in Section 3(a) hereof, (ii) the assumption by the Buyer of the Assumed Liabilities as set forth in Section 3(b) hereof, and (iii) the other consideration as set forth in this Section 3. The Seller and the Buyer agree that the aggregate consideration for the Purchased Assets shall be allocated as set forth in Schedule 3 hereto.

         (a) PREFERRED SHARES. The Buyer shall issue to Seller the following shares of its capital stock:

                 (i) One Thousand Eight Hundred Fifty-Three (1,853) shares of its cumulative redeemable Preferred Stock ($.01 Par Value), Series CR-I having a face value and liquidation preference of $1,000 per share plus accrued dividends; and

                 (ii) Thirty Thousand Five Hundred Sixty-One (30,561) shares of convertible Preferred Stock ($.01 Par Value), Series CR-II having a face value of $134 per share and a liquidation preference of $101.52 per share.

                 (iii) Four Thousand Eight Hundred (4,800) shares of Class A Common Stock ($.01 Par Value).

         (b) ASSUMED LIABILITIES. At the Closing, the Buyer will assume all Liabilities except the Retained Liabilities, as set forth on Schedule 1(c) hereto. The Buyer will not assume or otherwise have any responsibility for any of the Retained Liabilities.

         (c) LITIGATION SUPPORT AND ASSISTANCE. Comptek and Seller are currently involved in certain litigation matters related to Seller's business operations. As a material element of consideration which is essential to the consummation of the transaction set forth in this Agreement, Buyer agrees to provide at no additional cost to Comptek and Seller such personnel, administrative, logistical, and clerical support, excluding legal fees, as Comptek and Seller may request from time to time in support of or related to said litigation. Requests for such litigation support may be made orally or in writing. All requests shall be directed to the attention of Buyer's president. In the event that Buyer objects that the requested litigation support as unreasonably burdensome or beyond its abilities to respond, it shall so advise Comptek's chairman of the board of directors who shall determine whether or not the request should be modified. Pending determination by Comptek's chairman of the board of directors, Buyer shall use its best efforts to comply with all requests.

         (d) SALES TAX. The purchase price is exclusive of any sales, use, or similar taxes arising directly out of the transfer of the Purchased Assets to Buyer. Buyer shall be liable for the payment of such taxes, if any.

                 4. INSTRUMENTS OF TRANSFER; ASSUMPTION OF LIABILITIES; FURTHER ASSURANCES.

         (a) SELLER'S DELIVERIES. Contemporaneous with the completion of this and other related transactions, the Seller shall deliver to the Buyer:

                 (i)      Bills of sale for the Purchased Assets;

                 (ii) Such other instrument or instruments of transfer, in such form, as shall be reasonably necessary or appropriate to vest in the Buyer good, valid, and marketable title to the Purchased Assets, free and clear of all liens and encumbrances other than the Assumed Liabilities.

         (b) BUYER'S DELIVERIES. Contemporaneously with the completion of this and other related transactions, the Buyer shall deliver to Comptek and
Seller:

                 (i)      The stock and related instruments referenced in
                          Section 3(a);

                 (ii) Assumption instruments in a form reasonably satisfactory to the Seller whereby the Buyer agrees to assume the Assumed Liabilities; and

                 (iii)    Indemnification/Hold-Harmless Agreement; and

                 (iv) Waiver and Release of any and all existing or potential claims, known or unknown.

         (c) CASH DISTRIBUTION. Included in the Purchased Assets is the commitment of Comptek to provide cash funding in the amount of $18,000, less any amount provided since March 31, 1995, to be used as working capital in the operations of Seller's business as may be required from time to time as identified in cash flow projections prepared by Seller's controller. Buyer acknowledges that between April 1, 1994, and March 31, 1995, Comptek has provided $4,642,000 in funding to Seller, which funding has contributed to the value of Seller's assets and business operations being purchased by Buyer. Comptek recognizes Buyer as the successor in interest to the operation of Seller's business and agrees to continue such cash funding to Buyer from time to time on the same terms as previously provided to Seller up to the maximum amount of $18,000, plus provide for the payment liabilities identified in
Schedule 1(c) in the aggregate amount of $1,343,000.

         (d) OTHER TRANSFER INSTRUMENTS. Following the Closing, at the reasonable request of the Buyer, the Seller shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate (i) to vest in the Buyer all of the Seller's title to the Purchased Assets, and (ii) to transfer to the Buyer all of the Seller's rights to licenses and permits necessary for the operation of the Purchased Assets.

         5. RECORD RETENTION. The Buyer shall retain the books and records of the Seller acquired hereunder and, unless otherwise consented to in writing by the Seller, the Buyer shall not, for the period of five (5) years following the Closing, destroy or otherwise dispose of the books and records of the Seller acquired by the Buyer hereunder. Thereafter, the Buyer shall not destroy or otherwise dispose of such books and records without first offering to surrender to the Seller such books and records or any portion thereof which the Buyer may intend to destroy or dispose of. Upon reasonable notice, the Buyer shall make such books and records available to the Seller, its attorneys, accountants and representatives for examination and copying.

         6. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Buyer, as follows:

         (a) Organization; Good Standing; Power; Etc. The Seller is a duly organized, validly existing corporation in good standing under the laws of the State of New York, and it has the corporate power, authority and capacity to own, lease and operate its properties, and to carry on its business as the same is now being conducted.

         (b) Authorization; Effective Agreement. The Seller has the requisite corporate power, authority and capacity to enter into this Agreement and to perform all of their obligations hereunder subject only to approval and ratification by its Board of Directors. All proceedings required to be taken by Comptek and the Seller to authorize the execution and delivery of this Agreement and the performance of their obligations hereunder have been duly taken, and this Agreement constitutes the legal, valid and binding obligation of Comptek and the Seller, enforceable against it in accordance with its terms. The execution, delivery and performance of this Agreement by the Seller does not and will not: (i) conflict with, violate or result in the breach of any of the terms or conditions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Seller, or any contract, agreement, commitment, indenture, mortgage, pledge, note, bond, license, permit or other instrument or obligation to which either the Seller is party, or by which the Seller or its assets may be bound or affected, or any law, regulation, ordinance or decree to which the Seller or its assets are subject, except for requirements for consents of governmental authorities, persons or entities referred to in
Section 6(c) hereof; or (ii) result in the creation or imposition of any lien, security interest, charge, encumbrance, restriction or right, including rights of termination or cancellation, in or with respect to, or otherwise materially adversely affect, any of the properties, assets or business of the Seller.

         (c) Title to Property and Assets. To Seller's knowledge, Seller has good and marketable title to all of its properties and assets, subject to no mortgage, pledge, lien, security interest, lease, charge, encumbrance or conditional sale or other title retention agreement except as provided for in the Financial Statements. No property or asset owned or leased by the Seller is in violation of any applicable building, zoning or environmental law in respect thereof.

         (d) AGREEMENTS, ETC. To Seller's knowledge, set forth on Schedule 6(d) hereto is a description of all indentures, mortgages, agreements, leases, contracts, arrangements, commitments, instruments, understandings or obligations, oral or written, to which the Seller is a party or to which it or any of the Purchased Assets is subject.

         (e) LITIGATION, ETC. Except as set forth on Schedule 6(e), there is no material suit, action or litigation, administrative hearing, arbitration, labor controversy or negotiation, or other proceeding or governmental inquiry or investigation affecting Seller or its properties (including environmental or land use proceedings) pending or, to knowledge of Seller, threatened against Seller. There are no judgments, consent decrees or injunctions against, affecting or binding upon Seller or its assets or any officer or director thereof. To Seller's knowledge, Seller is in compliance with all laws, ordinances, requirements, orders and regulations applicable to it. None of the foregoing will be affected by the transactions contemplated by this Agreement.

         (f) COOPERATION. It shall use its best efforts to obtain all consents and authorizations of third parties and to make all filings with and give all notices to third parties which may be necessary or reasonably required in order to effect the sale contemplated by this Agreement and shall take such additional actions as the Buyer may reasonably request in writing to cooperate so that the transactions contemplated by this Agreement may be expeditiously consummated.

         7. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller as follows:

         (a) ORGANIZATION; GOOD STANDING; POWER. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Buyer has the requisite power, authority and capacity to own, lease and operate its properties and to carry on its intended business.

         (b) AUTHORIZATION. The Buyer has all requisite power, authority and capacity to enter into this Agreement and to perform all of its obligations hereunder subject only to approval and ratification by its Board of Directors. The Buyer has taken or will have taken prior to the Closing, all necessary action to approve this Agreement and the performance of its obligations hereunder.

         (c) CAPITALIZATION. Buyer's entire authorized capital stock consists of (i) Twenty Million (20,000,000) shares of common stock, par value $.01 per share, of which One Hundred (100) shares were issued and outstanding as of March 31, 1995, and (ii) Five Hundred Thousand (500,000) shares of preferred stock, par value $.01 per share, of which none were issued and outstanding as of March 31, 1995.

         (d) LITIGATION. There is no material suit, action or litigation, administrative hearing, arbitration or other proceeding or governmental inquiry or investigation affecting the Buyer or its properties pending or, to the best knowledge of the Buyer, threatened against the Buyer.

         8. COVENANTS OF THE BUYER. The Buyer covenants and agrees that, except as otherwise consented to in writing by the Seller or as permitted by this Agreement:

         (a) DUE DILIGENCE WAIVER. Buyer is fully familiar with the Assets and Liabilities to be transferred, as well as the business activities of Seller. Buyer waives any further requirements relative to a due diligence investigation and audit with respect to Seller.

         (b) SALES TAX. It shall be liable for any sales or other related taxes which accrue as a result of the transfer of Assets pursuant to this Agreement. Buyer shall indemnify Seller for any such sales taxes that it pays or is required to pay. Buyer shall have the right to challenge the appropriateness or the amount of any such tax.

         (c) EMPLOYMENT OFFER. It will offer employment to certain of Seller's employees, and obtain acceptance of such offers from a sufficient number of Seller's employees, contingent upon the Closing, such that Seller will be required to terminate a number of employees which does not trigger the sixty (60) day notice requirements of the federal WARN statute.

         (d) AUTHORIZATION AND DELIVERY OF SHARES. All shares of Buyer's common and preferred stock required to be issued hereunder will be duly authorized and validly issued, fully paid and nonassessable, free and clear of all liens, pledges, encumbrances, claims, equities and conditions enforceable by third parties.

         (e) EFFECTIVE AGREEMENT. The execution, delivery and performance of this Agreement by the Buyer and the consummation of the transactions contemplated hereby do not and will not (i) conflict with, violate or result in the breach of any of the terms or conditions of, or constitute a default under, the Certificate of Incorporation or the By-Laws of the Buyer, or any contract, agreement, commitment, indenture, mortgage, pledge, note, bond, license, permit or other instrument or obligation to which the Buyer is a party or by which the Buyer or its assets may be bound or affected, or any law, regulation, ordinance or decree to which the Buyer or its assets are subject; or (ii) result in the creation or imposition of any lien, security interest, charge, encumbrance, restriction or right, including rights of termination or cancellation, in or with respect to, or otherwise materially adversely affect, any of the properties, assets or business of the Buyer (other than liens, security interests, charges, encumbrances, restrictions or rights arising in connection with the financing of the transactions contemplated hereby).

         9. BULK SALES. Buyer waives compliance by Seller with the bulk sales law of the State of New York and any state or jurisdiction in which Seller (i) was doing business, (ii) had property located, or (iii) had existing creditors on the Closing Date.

         10.     INDEMNIFICATION BY SELLER.

         (a) Seller shall defend, indemnify and hold harmless Buyer, Buyer's directors, officers, employees and agents and all persons acting on their behalf from and reimburse the aforesaid parties for any and all Buyer's Damages (as defined in Section 10(b)) in the manner and to the extent set forth in this Section 10.

         (b) The term "Buyer's Damages" shall include all losses, costs, expenses (including reasonable attorneys' fees and experts' fees and expenses and other costs and expenses incident to any suit, action, investigation, claim or proceeding), fees, liabilities and damages sustained by the party entitled to indemnity prior to any reimbursement therefor:

                 (i) arising from any breach of a representation or warranty of Seller contained in or made pursuant to this Agreement; and

                 (ii) resulting from a default in the performance of any of the covenants or obligations that Seller is required to perform under this Agreement;

provided, however, that Seller shall not be required to pay any of Buyer's Damages unless the claim for such Buyer's Damages is made by Buyer and received by Seller prior to the second anniversary of the execution of this Agreement. Notwithstanding the foregoing provisions hereof to the contrary, it is understood and agreed that the amount of Buyer's Damages payable by Seller to Buyer hereunder shall in no event exceed the Purchase Price.

         11.     INDEMNIFICATION BY BUYER.

         (a) From and after the Closing Date, Buyer shall indemnify and hold harmless Seller, its Affiliates (as defined in Section 1) and their directors, officers, employees and agents and all persons acting on their behalf from and reimburse the aforesaid parties for any and all Seller's Damages (as defined in Section 11(b)) in the manner and to the extent set forth in this Section 11.

         (b) The term "Seller's Damages" shall include all losses, costs, expenses (including reasonable attorneys' and experts' fees and expenses and other costs and expenses incident to any suit, action, investigation, claim or proceeding), fees, liabilities and damages sustained by the party entitled to indemnity prior to any reimbursement therefor:

                 (i) arising from any breach of a representation or warranty of Buyer contained in or made pursuant to this Agreement;

                 (ii) resulting from a default in the performance of any of the covenants or obligations that Buyer is required to perform under this Agreement;

                 (iii) resulting from or arising in connection with any liability assumed by Buyer as contemplated by this Agreement;

                 (iv) resulting from or arising in connection with Buyer's management, control, ownership or operation of the Purchased Assets or business; or

                 (v) resulting from any claim which alleges that activities of Buyer or any licensees of Buyer infringe or violate a third party's intellectual property rights.

         12. AMENDMENTS; WAIVERS, ETC. This Agreement may be amended, modified and supplemented by written agreement approved by the Seller and the Buyer at any time prior to the Closing Date with respect to any of the terms contained herein. Prior to or on the Closing Date, the parties hereto may in writing (i) extend the time for the performance of any of the obligations or other acts of the parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered hereunder, and (iii) waive compliance with any of the agreements or conditions contained herein.

         13. EXPENSES. Each of the parties will be responsible for payment of its own expenses (including legal fees) incurred in connection with the transactions contemplated by this Agreement, regardless of whether or not such transactions are consummated.

         14. PUBLIC DISCLOSURE. Neither the Buyer nor the Seller shall make any public release of information regarding the matters contemplated herein except (i) that a press release in a mutually agreed form shall be issued by the Seller as promptly as is practicable after the execution of this Agreement, (ii) that the Buyer and the Seller may each continue such communications with employees, customers, suppliers, lenders, lessors, shareholders, and other particular groups as may be legally required or necessary or appropriate and not inconsistent with the best interest of the other party or the prompt consummation of the transactions contemplated by this Agreement, and (iii) as required by law.

         15. CONFIDENTIALITY. The Buyer agrees to treat all information concerning the Seller furnished, or to be furnished, by or on behalf of the Seller in accordance with the provisions of this Section 15 (collectively, the "Information"), and to take, or abstain from taking, other actions set forth herein. The Information will be used solely for the purpose of evaluating the transaction contemplated hereby, and will be kept confidential by the Buyer and its officers, directors, employees, representatives, agents, and advisors; provided that (i) any of such Information may be disclosed to the Buyers' officers, directors, employees, representatives, agents, and advisors who need to know such information for the purpose of evaluating the transaction, (ii) any disclosure of such information may be made to which the Seller consents in writing and (iii) such information may be disclosed if so required by law. If the transaction is not consummated, the Buyer will return to the Seller all material containing or reflecting the information and will not retain any copies, extracts, or other reproductions thereof. The provisions of this Section 15 shall survive the termination of this Agreement.

         16. NOTICES, ETC. All notices, consents, demands, requests, approvals and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed certified first class mail, postage prepaid:

         (a)     If to the Buyer:

                 ARIA Wireless Systems, Inc.
                 140 Mid County Drive
                 Orchard Park, New York  14127

                 Attention:       Frank J. Perpiglia
                                  President and CEO


         (b)     If to the Seller:

                 Comptek Telecommunications, Inc.
                 2732 Transit Road
                 Buffalo, New York  14224

                 Attention:       John R. Cummings
                                  Chairman

or to such other person or persons at such address or addresses as may be designated by written notice hereunder.

         17. ASSIGNMENT. Except as set forth in this Agreement, neither the Seller nor the Buyer may assign or convey this Agreement or any of their respective rights or obligations hereunder to any other party; provided, however, that Seller may assign its rights hereunder to Comptek or its Affiliates.

         18. APPLICABLE LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws or the State of New York.

         19. ENTIRE AGREEMENT. This Agreement and all Exhibits and Schedules hereto embody the entire agreement and understanding of the parties hereto and supersede any prior agreement or understanding between the parties.

         20. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         21. HEADINGS. Headings of the Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

         22. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights and remedies, obligations or liabilities under or by reason of this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.



COMPTEK TELECOMMUNICATIONS, INC.                   COMPTEK RESEARCH, INC.


By:      /s/ John R. Cummings                      By:  /s/ John R. Cummings
         ---------------------------                    ----------------------
         John R. Cummings
         John R. Cummings Chairman
         Chairman, President and CEO



ARIA WIRELESS SYSTEMS, INC.


By:      /s/ Frank J. Perpiglia
         ---------------------------
         Frank J. Perpiglia
         Chairman, President and CEO

                                 SCHEDULE 1(a)

                        COMPTEK TELECOMMUNICATIONS, INC.
                                PURCHASED ASSETS
                              AS OF MARCH 31, 1995

                                                                 (IN $000'S)
                                                                 ------------
ACCOUNTS RECEIVABLE                                                 $1,888

INVENTORY                                                              $84

OTHER CURRENT ASSETS                                                   $32

FIXED ASSETS (NET BOOK VALUE):

      Furniture & Fixtures                            $14

      Machinery & Equipment                          $578

      Leasehold Improvements                         $174

                   Total                                              $766

CASH FUNDING DUE FROM COMPTEK RESEARCH, INC.                           $18

OTHER ASSETS

      Capital Software                                              $1,590

      Goodwill                                                         203

      Network Licenses                                                 943

      Other                                                             10
                                                                 ------------

Total Balance Sheet Assets                                          $5,534

Additional Technology Purchased                                       $910
                                                                 ------------
TOTAL ASSETS                                                        $6,444
                                                                 ============

                                 SCHEDULE 1(b)

                        COMPTEK TELECOMMUNICATIONS, INC.
                                RETAINED ASSETS



Seller shall retain the following assets:

1. Any and all proceeds, awards, compensation or other recovered damages arising from or related to the litigation involving Seller, its parent and affiliates against Poly Circuits, Inc./M~Wave, Inc., and the New York Hospital.

2. Any and all accounts receivable, credits, claims, and debts owed to the Seller but removed by Seller from its balance sheet prior to March 31, 1995.

                                 SCHEDULE 1(c)

                        COMPTEK TELECOMMUNICATIONS, INC.
                              RETAINED LIABILITIES



Seller shall retain the following liabilities:

1. Any and all liabilities, costs, and expenses arising from or related to the litigation involving Seller, its parent and affiliate against Poly Circuits/M~Wave, Inc.

2.       Accounts Payable ($145,000 as of March 31, 1995).

3.       Other Accrued Liabilities ($440,000 as of March 31, 1995).

4.       Long-Term Debt of $167,000 (Note Payable to DJR NE ENTERPRISES, INC.).

5.       Long-Term Deferred Tax Liability of $340,000.

                                   SCHEDULE 3

                        COMPTEK TELECOMMUNICATIONS, INC.
                          ALLOCATION OF PURCHASE PRICE



CUMULATIVE PREFERRED STOCK (CR-I)

         -      Technology                   910,000

         -      MAS Networks                 943,000            $1,853,000


CONVERTIBLE PREFERRED STOCK (CR-II) AND CLASS A COMMON

         -      All Other Assets                                 4,591,434
                                                                ----------

TOTAL STOCK                                                     $6,444,434

                                 SCHEDULE 6(d)

                        COMPTEK TELECOMMUNICATIONS, INC.
                                   AGREEMENTS


The following agreements are specifically assumed:

         Employment Agreements by and between Seller and/or its parent and James Morgan, Theodore Bosworth, Joseph Faraci, Allan Scott, and Eugene Massucci; and

         Sublease by and between Seller and Moog, Inc., dated April 25, 1994, for the premises located at 140 Mid County Drive, Orchard Park, New York; and

         Software License and related agreements by and between Seller's parent and Symix, Inc.; and

         Marketing and Sales Assistance Agreement dated June 2, 1994, by and between Seller and Bison Data Corporation; and

         Exclusive Manufacturing and Engineering Services Agreement dated October 29, 1991, by and between Seller and Bison Data Corporation.

                                 SCHEDULE 6(d)

                              AGREEMENTS (CON'T.)


                        COMPTEK TELECOMMUNICATIONS, INC.

                            MAS SUMMARY INFORMATION
                            AS OF DECEMBER 23, 1994


EXISTING MULTIPLE ADDRESS SYSTEM ("MAS") STATIONS


====================================================================================================================================
                                                                        MONTHLY                                               DATA
LOCATION                  TOWER SITE                                    CHARGES                  LEASE TERM                   RATE
====================================================================================================================================
AKRON, OH                 #1 Cascade Plaza Albany, NY                   $300.00                   06/15/94                  9.6 Kbps
                                                                                       Automatic one-year renewals           25 KHz
                                                                                       unless 30 days termination
                                                                                       notice is given
- - - - ------------------------------------------------------------------------------------------------------------------------------------
Albany, NY #1             A.E. Smith State Office Bldg.                $279.60 ?                  09/03/97                9.6 Kbps
                          Albany, NY                                                       (Limited Assignability)        25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------

Albany, NY #2             Pinnacle Road                                 $322.80                   12/15/95                9.6 Kbps
                          New Scotland, NY                                                                                25 KHz
                          (Capital Choice Television)
- - - - ------------------------------------------------------------------------------------------------------------------------------------

ARLINGTON, VA             5217 19th Road North                          $650.00                   11/14/94                9.6 Kbps
                          Arlington, VA                                                                                   25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------

BOSTON, MA                John Hancock Mutual Life                      $850.00                   08/01/94                9.6 Kbps
                          Insurance Building                                                                              25 KHz
                          200 Clarendon Street
                          Boston, MA
- - - - ------------------------------------------------------------------------------------------------------------------------------------
BUFFALO, NY #1-A          Marine Midland Building                       $600.00                   10/01/94                9.6 Kbps
                          Buffalo, NY                                                                                     25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------

BUFFALO, NY #1-B          Marine Midland Building                       $600.00                   10/01/94                9.6 Kbps
                          Buffalo, NY                                                                                     25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
BUFFALO, NY #2            Buffalo Crushed Stone                         $600.00                   05/10/94                9.6 Kbps
                          Alden, NY                                                                                       25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
Charlotte, NC             First Union Bank of North Carolina            $600.00                   02/15/95                9.6 Kbps
                          400 South Tryon Street                                                                          25 KHz
                          Charlotte, NC
- - - - ------------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 6(d)

                              AGREEMENTS (CON'T.)


====================================================================================================================================
                                                                         MONTHLY                                             DATA
 LOCATION                  TOWER SITE                                    CHARGES                  LEASE TERM                 RATE
====================================================================================================================================
   Chicago, IL               One First National Plaza                      $350.00                   01/01/95               9.6 Kbps
                             Chicago, IL                                                    (Automatic renewal for one       25 KHz
                                                                                          additional year unless 60 days
                                                                                              prior notice is given)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
   Cincinnati, OH            TBD - Site Move Application Pending             TBD                        TBD                19.2 kbps
                                                                                                                             25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
   CLEVELAND, OH             Society Tower                                 $540.00         07/30/93 (Automatic one month    9.6 Kbps
                             Cleveland, OH                                                    extensions thereafter)         25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
   COLUMBUS, OH              Huntington Center                             $430.00                   11/30/94               9.6 Kbps
                             41 High Street                                                                                  25 KHz
                             Columbus, OH
- - - - ------------------------------------------------------------------------------------------------------------------------------------
   Detroit, MI-A             Book Tower Building                           $260.00                   11/01/96               9.6 Kbps
                             Detroit, MI                                                                                     25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
   Detroit, MI               Book tower Building                           $230.00                   11/01/96               9.6 Kbps
                             Detroit, MI                                                                                     25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
   ERIE, PA                  Erie Summit Tower                             $500.00                   07/31/94               9.6 Kbps
                             Erie, PA                                                     (Automatic renewal for two-year    25 KHz
                                                                                            term unless 90 days advance
                                                                                             written notice is given)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
   HARTFORD, CT              60 Washington Street                          $350.00                Month to Month            9.6 Kbps
                             Hartford, CT                                                                                    25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
   Honolulu, HI              Five Regents Condominium                      $200.00                   02/28/95              19.2 Kbps
   Installation to be        Project                                       mo 13-24          (Two additional one year        25 KHz
   completed 03/94           2888 Ala Lima Street                          $210.00         options upon 4 months advance
                             Honolulu, HI                                  mo 25-36               written notice)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
   INDIANAPOLIS, IN          Aul Building                                  $570.00                Month to Month            9.6 Kbps
                             Indianapolis, IN                                                                                25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
   LAS VEGAS, NV             Harrah's                                      $500.00                 12/31/94                 9.6 Kbps
                             Las Vegas, NV                                                (Automatic one-Year renewal        25 KHz
                                                                                         unless 90 days advance written
                                                                                               notice is given)
- - - - ------------------------------------------------------------------------------------------------------------------------------------


                                 SCHEDULE 6(d)

                               AGREEMENTS (CON'T.)

====================================================================================================================================
                                                                MONTHLY                                                   DATA
 LOCATION                  TOWER SITE                           CHARGES                  LEASE TERM                       RATE
====================================================================================================================================
Minneapolis, MN           IDS Center                           $360.00                   11/01/96                        9.6 Kbps
                          Minneapolis, MN                                       (Subject to termination on                25 KHz
                                                                                11/01/95 if 90 days advance
                                                                                 written notice is given)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
ORLANDO, FL               Bithlo Tower Company                 $610.00                   11/15/94                        9.6 Kbps
                          Bithlo, FL                                            (Automatic one year renewal               25 KHz
                                                                              unless 60 days advance written
                                                                                       notice given)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
PHOENIX, AZ               Shaw Butte Tower                     $125.00                Month to Month                     9.6 Kbps
                          Phoenix, AZ                                                                                     25 KHz
                          (location to be moved)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA #1         Echo 2                               $475.00                   06/30/98                        9.6 Kbps
                          122 Bluebell Street                                 (Subject to earlier termination             25 KHZ
                          Pittsburgh, PA                                        on 90 days advance written
                                                                                          notice)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
PITTSBURGH, PA #2         QED Tower                            $550.00                   08/01/94                        9.6 Kbps
                          Berthoud Street                                     (One year renewal upon 30 days              25 KHz
                          Pittsburgh, PA                                          advance written notice)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
PORTLAND, OR              Healy/heights                        $185.00                   11/01/94                        9.6 Kbps
                          Portland, OR                                            (Renewal for up to four                 25 KHz
                                                                              additional one year terms upon
                                                                              60 days advance written notice)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
ROCHESTER, NY #1          935 Thayer Road                      $660.00                   07/31/94                        9.6 Kbps
                          Fairport, NY                                                                                    25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
Rochester #2              East Avenue                                                                                    9.6 Kbps
                          Rochester, NY                                                                                   25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
St.Louis, MO              Mercantile Center                    $287.00                   07/01/96                        9.6 Kbps
                          St. Louis, MO                                       (Subject to 90 days notice of               25 KHz
                                                                                  cancellation is given)
- - - - ------------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 6(d)

                               AGREEMENTS (CON'T.)


====================================================================================================================================
                                                                          MONTHLY                                              DATA
   LOCATION                  TOWER SITE                                   CHARGES                  LEASE TERM                  RATE
====================================================================================================================================
St.Petersburg,            Southtrust Building                             $325.00                  11/30/94                 9.6 Kbps
FL(Installation to be     150 Second Avenue, North                                       (Automatic renewal unless 90         25 KHz
completed 03/94           St. Petersburg, FL                                            days advance written notice is
                                                                                                    given)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
SAN ANTONIO, TX           San Antonio Marriott                            $430.00                  12/31/94                 9.6 Kbps
                          101 Bowie Street                                                                                    25 KHz
                          San Antonio, TX
- - - - ------------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO, CA             1010 Second Avenue                              $495.00                  12/20/94                 9.6 Kbps
                          San Diego, CA                                                                                       25 KHz
- - - - ------------------------------------------------------------------------------------------------------------------------------------
Seattle, WA               Columbia Seafirst Center                        $335.00                  03/01/96                 9.6 Kbps
                          701 Fifth Avenue                                                (Self renewing from year to         25 KHz
                          Seattle, WA                                                   year subject to 90 days advance
                                                                                         written notice of cancellation)
- - - - ------------------------------------------------------------------------------------------------------------------------------------
Syracuse, NY              WJD Tower                                       $325.00                  03/31/96                 9.6 Kbps
                          409 Makyes Road                                                                                     25 KHz
                          Onondaga, NY
- - - - ------------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 6(e)

                        COMPTEK TELECOMMUNICATIONS, INC.
                                   LITIGATION



International Chamber of Commerce Arbitration brought against Seller by IVD Corporation and Aicesa S.A. de C.V., and the related action by Seller in the United States District Court for the Western District of New York seeking to stay and dismiss said arbitration with respect to Seller; and

Counterclaim filed by The New York Hospital against Seller which is currently pending before the New York State Supreme Court located in New York County.

                 _____________________________________________

                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             COMPTEK RESEARCH, INC.

                                      AND

                        INDUSTRIAL SYSTEMS SERVICE, INC.

                                      AND

                          ARIA WIRELESS SYSTEMS, INC.




                            DATED AS OF MAY 9, 1995

                 _____________________________________________

                                        TABLE OF CONTENTS

SECTION                                                                                           PAGE
- - - - ------------------------------------------------------------------------------------------------------
1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

2.       Sale of Properties and Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

3.       Purchase Consideration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         (a)    Preferred Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         (b)    Assumed Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         (c)    Litigation Support and Assistance   . . . . . . . . . . . . . . . . . . . . . . . .  3
         (d)    Sales Tax   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

4.       Instruments of Transfer; Assumption of Liabilities; Further Assurances . . . . . . . . . .  3
         (a)    Seller's Deliveries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         (b)    Buyer's Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         (c)    Other Transfer Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

5.       Record Retention . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

6.       Representations and Warranties of the Seller . . . . . . . . . . . . . . . . . . . . . . .  4
         (a)    Organization; Good Standing; Power; Etc.  . . . . . . . . . . . . . . . . . . . . .  4
         (b)    Authorization; Effective Agreement.   . . . . . . . . . . . . . . . . . . . . . . .  5
         (c)    Title to Property and Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         (d)    Agreements, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         (e)    Cooperation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

7.       Representations and Warranties of the Buyer  . . . . . . . . . . . . . . . . . . . . . . .  5
         (a)    Organization; Good Standing; Power  . . . . . . . . . . . . . . . . . . . . . . . .  5
         (b)    Authorization   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         (c)    Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         (d)    Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

8.       Covenants of the Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         (a)    Due Diligence   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         (b)    Sales Tax   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         (c)    Employment Offer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         (d)    Authorization and Delivery of Shares  . . . . . . . . . . . . . . . . . . . . . . .  6
         (e)    Effective Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

9.       Bulk Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

10.      Indemnification by Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

11.      Indemnification by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

12.      Amendments; Waivers, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

13.      Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

14.      Public Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

15.      Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

16.      Notices, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

17.      Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

18.      Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

19.      Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

20.      Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

21.      Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

22.      Binding Effect; Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

                               LIST OF SCHEDULES
                               -----------------

1(a)            Purchased Assets
1(b)            Retained Assets
1(c)            Retained Liabilities
6(d)            Agreements

                            ASSET PURCHASE AGREEMENT



         Asset Purchase Agreement dated as of May 9, 1995, by and between COMPTEK RESEARCH, INC., a New York corporation ("Comptek"), INDUSTRIAL SYSTEMS SERVICE, INC., a Pennsylvania corporation ("Seller"), and ARIA WIRELESS SYSTEMS, INC., a Delaware corporation ("Buyer").

                            W I T N E S S E T H :

        WHEREAS, Comptek is the parent corporation and sole shareholder of Seller; and

        WHEREAS, the Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, substantially all of the properties and assets, subject to certain liabilities, of Seller, all upon the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, terms defined in the preamble and recitals of this Agreement shall have the meanings set forth therein and the following terms shall have the meanings set forth below.

        "Affiliate" shall mean, with respect to any person or entity, any shareholder, subsidiary, officer, director or partner of such person or entity or any other person which directly or indirectly controls, is controlled by or is under common control with such person or entity.

        "Agreement" shall mean this Asset Purchase Agreement and all Schedules and Exhibits hereto, as the same may from time to time be amended.

        "Assumed Liabilities" shall mean all Liabilities of the Seller except for the Retained Liabilities described on Schedule 1(c) hereto.

        "Closing" shall mean the closing of the transactions contemplated by this Agreement on the Closing Date at the offices of Comptek, 2732 Transit Road, Buffalo, New York 14224, or at such other place as the parties may mutually agree.

        "Closing Date" shall mean May 9, 1995, or such other date as may be agreed to by the parties to this Agreement.

         "Code" shall mean the Internal Revenue Code of 1986 and all regulations promulgated thereunder, as the same have from time to time been amended.

         "Comptek" shall mean Comptek Research, Inc., a New York corporation, the parent and sole owner of Seller.

         "Financial Statements" shall mean (a) the financial statements of Seller as of and for the period ended March 31, 1995 (including the balance sheet), prepared by the Seller and previously delivered to the Buyer.

         "Liabilities" shall mean all debts, liabilities, taxes (including any sales or transfer taxes on the sale of the Purchased Assets), obligations under contracts, leases, agreements and commitments, and other obligations of every kind and character of the Seller as the same may exist at the Closing (whether accrued, absolute, contingent or otherwise, and whether due or to become due) or which may arise in the future based upon events or a state of facts existing at the Closing.

          "Purchased Assets" shall mean the assets described in Schedule 1(a) and all assets reflected on the Financial Statements or acquired by the Seller in the ordinary course of business and consistent with past practice of the Seller since the date of such Financial Statements, except for those assets which have been transferred or disposed of in the ordinary course of business and consistent with past practice of the Seller after the date of such Financial Statements or as otherwise permitted by this Agreement): provided, however, that the Purchased Assets shall not include the Retained Assets.

         "Retained Assets" shall mean the assets described in Schedule 1(b) hereto.

         "Retained Liabilities" shall mean the Liabilities described in
Schedule 1(c) hereto.

         2. SALE OF PROPERTIES AND ASSETS. At the Closing, the Seller will sell, transfer, assign, convey and deliver to the Buyer, and the Buyer will purchase, accept and acquire from the Seller, all of the Purchased Assets, "AS IS, WHERE IS."

         BUYER ACKNOWLEDGES AND AGREES THAT ALL ASSETS BEING TRANSFERRED OR LICENSED HEREUNDER ARE BEING TRANSFERRED OR LICENSED ON AN "AS IS, WHERE IS" BASIS, AND THAT EXCEPT AS EXPRESSLY SET FORTH IN SECTION 6, SELLER IS MAKING NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED, RESPECTING THE ASSETS, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER. BUYER ACKNOWLEDGES THAT BUYER HAS INFORMED ITSELF AS TO SELLER'S BUSINESS OPERATIONS, AND BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SELLER MAKES NO REPRESENTATIONS OR WARRANTY OF ANY KIND WITH RESPECT TO THE BUSINESS OPERATIONS.

         3. PURCHASE CONSIDERATION. The aggregate consideration to be paid by the Buyer for the Purchased Assets shall consist of (i) Preferred Shares of Buyer as set forth in Section 3(a) hereof, (ii) the assumption by the Buyer of the Assumed Liabilities as set forth in Section 3(b) hereof, and (iii) the other consideration as set forth in this Section 3.

         (a) Preferred Shares. The Buyer shall issue to Seller the following shares of its capital stock:

                Eighteen Thousand Three Hundred Ninety (18,390) shares of convertible Preferred Stock ($.01 Par Value), Series CR-II, having a face value of $134 per share and a liquidation preference of $101.52 per share.

         (b) Assumed Liabilities. At the Closing, the Buyer will assume all Liabilities except the Retained Liabilities, as set forth on Schedule 1(c) hereto. The Buyer will not assume or otherwise have any responsibility for any of the Retained Liabilities.

         (c) Litigation Support and Assistance. Comptek and Seller are currently involved in certain litigation matters related to Seller's business operations. As a material element of consideration which is essential to the consummation of the transaction set forth in this Agreement, Buyer agrees to provide at no additional cost to Comptek and Seller such personnel, administrative, logistical, and clerical support, excluding legal fees, as Comptek and Seller may request from time to time in support of or related to said litigation. Requests for such litigation support may be made orally or in writing. All requests shall be directed to the attention of Buyer's president. In the event that Buyer objects that the requested litigation support as unreasonably burdensome or beyond its abilities to respond, it shall so advise Comptek's chairman of the board of directors who shall determine whether or not the request should be modified. Pending determination by Comptek's chairman of the board of directors, Buyer shall use its best efforts to comply with all requests.

         (d) Sales Tax. The purchase price is exclusive of any sales, use, or similar taxes arising directly out of the transfer of the Purchased Assets to Buyer. Buyer shall be liable for the payment of such taxes, if any.

         4. INSTRUMENTS OF TRANSFER; ASSUMPTION OF LIABILITIES; FURTHER ASSURANCES.

         (a) Seller's Deliveries. Contemporaneously with the completion of this and other related transactions, the Seller shall deliver to the Buyer:

                (i)      Bills of sale for the Purchased Assets;

                (ii) Such other instrument or instruments of transfer, in such form, as shall be reasonably necessary or appropriate to vest in the Buyer good, valid, and marketable title to the Purchased Assets, free and clear of all liens and encumbrances other than the Assumed Liabilities.

         (b) Buyer's Deliveries. Contemporaneously with the completion of this and other related transactions, the Buyer shall deliver to Comptek and
Seller:

                (i)      The stock and related instruments referenced in
                         Section 3(a);

                (ii) Assumption instruments in a form reasonably satisfactory to the Seller whereby the Buyer agrees to assume the Assumed Liabilities; and

                (iii)    Indemnification/Hold-Harmless Agreement; and

                (iv) Waiver and Release of any and all existing or potential claims, known or unknown.

         (c) OTHER TRANSFER INSTRUMENTS. Following the Closing, at the reasonable request of the Buyer, the Seller shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate (i) to vest in the Buyer all of the Seller's title to the Purchased Assets, and (ii) to transfer to the Buyer all of the Seller's rights to licenses and permits necessary for the operation of the Purchased Assets.

         5. RECORD RETENTION. The Buyer shall retain the books and records of the Seller acquired hereunder and, unless otherwise consented to in writing by the Seller, the Buyer shall not, for the period of five (5) years following the Closing, destroy or otherwise dispose of the books and records of the Seller acquired by the Buyer hereunder. Thereafter, the Buyer shall not destroy or otherwise dispose of such books and records without first offering to surrender to the Seller such books and records or any portion thereof which the Buyer may intend to destroy or dispose of. Upon reasonable notice, the Buyer shall make such books and records available to the Seller, its attorneys, accountants and representatives for examination and copying.

         6. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Buyer, as follows:

         (a) ORGANIZATION; GOOD STANDING; POWER; ETC. The Seller is a duly organized, validly existing corporation in good standing under the laws of the State of Pennsylvania and it has the corporate power, authority and capacity to own, lease and operate its properties, and to carry on its business as the same is now being conducted.

         (b) AUTHORIZATION; EFFECTIVE AGREEMENT. The Seller has the requisite corporate power, authority and capacity to enter into this Agreement and to perform all of their obligations hereunder subject only to approval and ratification by its Board of Directors. All proceedings required to be taken by Comptek and the Seller to authorize the execution and delivery of this Agreement and the performance of their obligations hereunder have been duly taken, and this Agreement constitutes the legal, valid and binding obligation of Comptek and the Seller, enforceable against it in accordance with its terms. The execution, delivery and performance of this Agreement by the Seller does not and will not: (i) conflict with, violate or result in the breach of any of the terms or conditions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Seller, or any contract, agreement, commitment, indenture, mortgage, pledge, note, bond, license, permit or other instrument or obligation to which either the Seller is party, or by which the Seller or its assets may be bound or affected, or any law, regulation, ordinance or decree to which the Seller or its assets are subject, except for requirements for consents of governmental authorities, persons or entities referred to in Section 6(c) hereof; or (ii) result in the creation or imposition of any lien, security interest, charge, encumbrance, restriction or right, including rights of termination or cancellation, in or with respect to, or otherwise materially adversely affect, any of the properties, assets or business of the Seller.

         (c) TITLE TO PROPERTY AND ASSETS. To Seller's knowledge, Seller has good and marketable title to all of its properties and assets, subject to no mortgage, pledge, lien, security interest, lease, charge, encumbrance or conditional sale or other title retention agreement except as provided for in the Financial Statements. No property or asset owned or leased by the Seller is in violation of any applicable building, zoning or environmental law in respect thereof.

         (d) AGREEMENTS, ETC. To Seller's knowledge, set forth on Schedule 6(d) hereto is a description of all indentures, mortgages, agreements, leases, contracts, arrangements, commitments, instruments, understandings or obligations, oral or written, to which the Seller is a party or to which it or any of the Purchased Assets is subject.

         (e) COOPERATION. It shall use its best efforts to obtain all consents and authorizations of third parties and to make all filings with and give all notices to third parties which may be necessary or reasonably required in order to effect the sale contemplated by this Agreement and shall take such additional actions as the Buyer may reasonably request in writing to cooperate so that the transactions contemplated by this Agreement may be expeditiously consummated.

         7. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller as follows:

         (a) ORGANIZATION; GOOD STANDING; POWER. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Buyer has the requisite power, authority and capacity to own, lease and operate its properties and to carry on its intended business.

         (b) AUTHORIZATION. The Buyer has all requisite power, authority and capacity to enter into this Agreement and to perform all of its obligations hereunder subject only to approval and ratification by its Board of Directors. The Buyer has taken or will have taken prior to the Closing, all necessary action to approve this Agreement and the performance of its obligations hereunder.

         (c) CAPITALIZATION. Buyer's entire authorized capital stock consists of (i) Twenty Million (20,000,000) shares of common stock, par value $.01 per share, of which One Hundred (100) shares were issued and outstanding as of March 31, 1995, and (ii) Five Hundred Thousand (500,000) shares of preferred stock, par value $.01 per share, of which none were issued and outstanding as of March 31, 1995.

         (d) LITIGATION. There is no material suit, action or litigation, administrative hearing, arbitration or other proceeding or governmental inquiry or investigation affecting the Buyer or its properties pending or, to the best knowledge of the Buyer, threatened against the Buyer.

         8. COVENANTS OF THE BUYER. The Buyer covenants and agrees that, except as otherwise consented to in writing by the Seller or as permitted by this Agreement:

         (a) DUE DILIGENCE WAIVER. Buyer is fully familiar with the Assets and Liabilities to be transferred, as well as the business activities of Seller. Buyer waives any further requirements relative to a due diligence investigation and audit with respect to Seller.

         (b) SALES TAX. It shall be liable for any sales or other related taxes which accrue as a result of the transfer of Assets pursuant to this Agreement. Buyer shall indemnify Seller for any such sales taxes that it pays or is required to pay. Buyer shall have the right to challenge the appropriateness or the amount of any such tax.

         (c) EMPLOYMENT OFFER. It will offer employment to certain of Seller's employees, and obtain acceptance of such offers from a sufficient number of Seller's employees, contingent upon the Closing, such that Seller will be required to terminate a number of employees which does not trigger the sixty (60) day notice requirements of the federal WARN statute.

         (d) AUTHORIZATION AND DELIVERY OF SHARES. All shares of Buyer's common and preferred stock required to be issued hereunder will be duly authorized and validly issued, fully paid and nonassessable, free and clear of all liens, pledges, encumbrances, claims, equities and conditions enforceable by third parties.

         (e) EFFECTIVE AGREEMENT. The execution, delivery and performance of this Agreement by the Buyer and the consummation of the transactions contemplated hereby do not and will not (i) conflict with, violate or result in the breach of any of the terms or conditions of, or constitute a default under, the Certificate of Incorporation or the By-Laws of the Buyer, or any contract, agreement, commitment, indenture, mortgage, pledge, note, bond, license, permit or other instrument or obligation to which the Buyer is a party or by which the Buyer or its assets may be bound or affected, or any law, regulation, ordinance or decree to which the Buyer or its assets are subject; or (ii) result in the creation or imposition of any lien, security interest, charge, encumbrance, restriction or right, including rights of termination or cancellation, in or with respect to, or otherwise materially adversely affect, any of the properties, assets or business of the Buyer (other than liens, security interests, charges, encumbrances, restrictions or rights arising in connection with the financing of the transactions contemplated hereby).

         9. BULK SALES. Buyer waives compliance by Seller with the bulk sales law of the State of New York and any state or jurisdiction in which Seller (i) was doing business, (ii) had property located, or (iii) had existing creditors on the Closing Date.

         10.    INDEMNIFICATION BY SELLER.

         (a) Seller shall defend, indemnify and hold harmless Buyer, Buyer's directors, officers, employees and agents and all persons acting on their behalf from and reimburse the aforesaid parties for any and all Buyer's Damages (as defined in Section 10(b)) in the manner and to the extent set forth in this
Section 10.

         (b) The term "Buyer's Damages" shall include all losses, costs, expenses (including reasonable attorneys' fees and experts' fees and expenses and other costs and expenses incident to any suit, action, investigation, claim or proceeding), fees, liabilities and damages sustained by the party entitled to indemnity prior to any reimbursement therefor:

                (i) arising from any breach of a representation or warranty of Seller contained in or made pursuant to this Agreement;

                (ii) resulting from a default in the performance of any of the covenants or obligations that Seller is required to perform under this Agreement; or

                (iii) arising as the direct result of a final judgment obtained by a third party pursuant to Seller's manufacture of products for other than Comptek Telecommunications, Inc., or its customers which occurred prior to the effective date of this Agreement;

provided, however, that Seller shall not be required to pay any of Buyer's Damages unless the claim for such Buyer's Damages is made by Buyer and received by Seller prior to the second anniversary of the execution of this Agreement. Notwithstanding the foregoing provisions hereof to the contrary, it is understood and agreed that the amount of Buyer's Damages payable by Seller to Buyer hereunder shall in no event exceed the Purchase Price.

         11.    INDEMNIFICATION BY BUYER.

         (a) From and after the Closing Date, Buyer shall indemnify and hold harmless Seller, its Affiliates (as defined in Section 1) and their directors, officers, employees and agents and all persons acting on their behalf from and reimburse the aforesaid parties for any and all Seller's Damages (as defined in Section 11(b)) in the manner and to the extent set forth in this Section 11.

         (b) The term "Seller's Damages" shall include all losses, costs, expenses (including reasonable attorneys' and experts' fees and expenses and other costs and expenses incident to any suit, action, investigation, claim or proceeding), fees, liabilities and damages sustained by the party entitled to indemnity prior to any reimbursement therefor:

                (i) arising from any breach of a representation or warranty of Buyer contained in or made pursuant to this Agreement;

                (ii) resulting from a default in the performance of any of the covenants or obligations that Buyer is required to perform under this Agreement;

                (iii) resulting from or arising in connection with any liability assumed by Buyer as contemplated by this Agreement;

                (iv) resulting from or arising in connection with Buyer's management, control, ownership or operation of the Assets or business; or

                (v) resulting from any claim which alleges that activities of Buyer or any licensees of Buyer infringe or violate a third party's intellectual property rights.

         12. AMENDMENTS; WAIVERS, ETC. This Agreement may be amended, modified and supplemented by written agreement approved by the Seller and the Buyer at any time prior to the Closing Date with respect to any of the terms contained herein. Prior to or on the Closing Date, the parties hereto may in writing (i) extend the time for the performance of any of the obligations or other acts of the parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered hereunder, and (iii) waive compliance with any of the agreements or conditions contained herein.

         13. EXPENSES. Each of the parties will be responsible for payment of its own expenses (including legal fees) incurred in connection with the transactions contemplated by this Agreement, regardless of whether or not such transactions are consummated.

         14. PUBLIC DISCLOSURE. Neither the Buyer nor the Seller shall make any public release of information regarding the matters contemplated herein except (i) that a press release in a mutually agreed form shall be issued by the Seller as promptly as is practicable after the execution of this Agreement,
(ii) that the Buyer and the Seller may each continue such communications with employees, customers, suppliers, lenders, lessors, shareholders, and other particular groups as may be legally required or necessary or appropriate and not inconsistent with the best interest of the other party or the prompt consummation of the transactions contemplated by this Agreement, and (iii) as required by law.

         15. CONFIDENTIALITY. The Buyer agrees to treat all information concerning the Seller furnished, or to be furnished, by or on behalf of the Seller in accordance with the provisions of this Section 15 (collectively, the "Information"), and to take, or abstain from taking, other actions set forth herein. The Information will be used solely for the purpose of evaluating the transaction contemplated hereby, and will be kept confidential by the Buyer and its officers, directors, employees, representatives, agents, and advisors; provided that (i) any of such Information may be disclosed to the Buyers' officers, directors, employees, representatives, agents, and advisors who need to know such information for the purpose of evaluating the transaction, (ii) any disclosure of such information may be made to which the Seller consents in writing and (iii) such information may be disclosed if so required by law. If the transaction is not consummated, the Buyer will return to the Seller all material containing or reflecting the information and will not retain any copies, extracts, or other reproductions thereof. The provisions of this
Section 15 shall survive the termination of this Agreement.

         16. NOTICES, ETC. All notices, consents, demands, requests, approvals and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed certified first class mail, postage prepaid:

         (a)    If to the Buyer:

                ARIA Wireless Systems, Inc.
                140 Mid County Drive
                Orchard Park, New York  14127

                Attention:        Frank J. Perpiglia
                                  President and CEO

         (b)    If to the Seller:

                Industrial Systems Service, Inc.
                2732 Transit Road
                Buffalo, New York  14224

                Attention:        John R. Cummings
                                  Chairman

or to such other person or persons at such address or addresses as may be designated by written notice hereunder.

         17. ASSIGNMENT. Except as set forth in this Agreement, neither the Seller nor the Buyer may assign or convey this Agreement or any of their respective rights or obligations hereunder to any other party; provided, however, that Seller may assign its rights hereunder to Comptek or its Affiliates.

         18. APPLICABLE LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws or the State of New York.

         19. ENTIRE AGREEMENT. This Agreement and all Exhibits and Schedules hereto embody the entire agreement and understanding of the parties hereto and supersede any prior agreement or understanding between the parties.

         20. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         21. HEADINGS. Headings of the Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

         22. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights and remedies, obligations or liabilities under or by reason of this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.



INDUSTRIAL SYSTEMS SERVICE, INC.                COMPTEK RESEARCH, INC.


By:                                             By:
   ----------------------------                    ---------------------------
   John R. Cummings                                John R. Cummings
   Chairman                                        Chairman, President and CEO



ARIA WIRELESS SYSTEMS, INC.


By:
   ----------------------------
    Frank J. Perpiglia
    Chairman, President and CEO

                                 SCHEDULE 1(a)


                        INDUSTRIAL SYSTEMS SERVICE, INC.
                                PURCHASED ASSETS
                              AS OF MARCH 31, 1995




                                                                                               (IN $000'S)
                                                                                             --------------
ACCOUNTS RECEIVABLE                                                                                 $52

INVENTORY                                                                                        $1,360

FIXED ASSETS (NET BOOK VALUE):

         Furniture & Fixtures                                              $6

         Machinery & Equipment                                           $544

         Leasehold Improvements                                            $0

                         Total                                                                     $550

OTHER ASSETS

         Other                                                                                       $6
                                                                                             --------------

TOTAL PURCHASED ASSETS                                                                           $1,968
                                                                                             ==============

                                 SCHEDULE 1(b)

                        INDUSTRIAL SYSTEMS SERVICE, INC.
                                RETAINED ASSETS




Seller shall retain the following assets:

1. Any and all proceeds, awards, compensation, or other recovered damages arising from or related to the litigation involving Seller, its parent and affiliates against Poly Circuits, Inc./M~Wave, Inc.

2. All rights and proceeds, except for the rights to the Symix System, arising from or related to the Erie, Pennsylvania, operations of Seller sold to Elgin E2, Inc., pursuant to a certain Asset Purchase Agreement dated August 11, 1994, including, without limitation:

         (a) Security Agreement dated October 19, 1994, and related promissory note, by and between Elgin E2, Inc., and Seller.

         (b) Security Agreement dated October 19, 1994, and related promissory note, by and among Key International, Inc., Elgin E2, Inc., and Seller.

         (c) Sublease Agreement dated October 19, 1994, by and between Elgin E2, Inc., and Seller.

3. Any and all accounts receivable, credits, claims and debts owed to the Seller but removed by Seller from its balance sheet prior to March 31, 1995.

                                 SCHEDULE 1(c)

                        INDUSTRIAL SYSTEMS SERVICE, INC.
                              RETAINED LIABILITIES



Seller shall retain the following liabilities:

1. Any and all liabilities, costs, and expenses arising from or related to the litigation involving Seller, its parent and affiliate against Poly Circuits/M~Wave, Inc.

2. All liabilities and responsibilities, except for responsibilities for the Symix Systems, arising from or related to the Erie, Pennsylvania, operations of Seller sold to Elgin 2, Inc., pursuant to a certain Asset Purchase Agreement dated August 11, 1994, including, without limitation:

         (a) Sublease Agreement dated October 19, 1994, by and between Elgin E2, Inc., and Seller.

         (b) Subordination Agreement, dated October 19, 1994, by and among Star Bank, Seller, Comptek Research, Inc., and Elgin E2, Inc.

         (c) Bill of Sale dated October 19, 1994, issued by Seller to Elgin E2, Inc.

3.       Accounts Payable ($156,000 as of March 31, 1995).

4.       Other Accrued Liabilities ($95,000 as of March 31, 1995).

                                 SCHEDULE 6(d)

                        INDUSTRIAL SYSTEMS SERVICE, INC.
                                   AGREEMENTS


The following agreements and all rights and responsibilities thereunder are specifically assumed:

1. Software License and related agreements by and between Seller and Symix, Inc., dated January 20, 1993 (Agreement No. 93-0100227-01), as assigned to Seller's parent corporation, Comptek Research, Inc., by instrument dated February 14, 1994.

2. Symix System Use Agreement dated October 19, 1994, by and between Comptek Research, Inc., and Elgin E2, Inc.

3.       Contract Manufacturing Orders, as follows:

                                                                                              DELIVERY TIME
                                 CUSTOMER             P.O. #             DESCRIPTION              FRAME            $ VALUE
                           Carleton Technology        L30278            CCA Shipsets           3/95 - 7/95          $81,697.00

                           Carleton Technology        L50050       50 Servo Amp Assemblies         9/95             $17,500.00
                           Carleton Technology        L5B031        Solderability Testing          TBD               $1,800.00

                                 Cattron              80159                 CCA's              5/95 - 12/95         $74,857.79

                                   CFS                43340                 CCA's              3/95 - 5/95             $935.80

                                   CFS                43358             Test Fixture               4/95                $660.00
                            Control Techniques        40689        180 CCA's (1590 Series)         5/95             $35,890.00

                                   EPS               140358A                1 CCA                  TBD                 $160.00

                                   EPS                150116              14 CCA's                 5/95              $1,432.00

                                   OIS                06473              Flex CCA's            4/95 - 5/95          $12,884.55
                            Purchasing Network        P95263       1850 CCA's (9500-4025)      3/95 - 7/95          $39,510.50

                            Purchasing Network        P95262       1850 CCA's (9500-4030)      3/95 - 7/95          $10,820.50

                                   SKC               021973-0            1000 CCA's                5/95             $18,600.00
                                                                                                                  ------------
                                                                                                  TOTAL            $296,748.14

                      PLAN AND AGREEMENT OF MERGER BETWEEN

                          ARIA WIRELESS SYSTEMS, INC.,
                             A NEW YORK CORPORATION

                                      AND

                          ARIA WIRELESS SYSTEMS, INC.,
                             A DELAWARE CORPORATION

                      PLAN AND AGREEMENT OF MERGER BETWEEN


                          ARIA WIRELESS SYSTEMS, INC.,
                             A NEW YORK CORPORATION

                                      AND

                          ARIA WIRELESS SYSTEMS, INC.,
                             A DELAWARE CORPORATION



         AGREEMENT OF MERGER made this 9th day of May, 1995, between:

         ARIA WIRELESS SYSTEMS, INC., a New York Corporation, hereinafter called "Old Aria", and

         ARIA WIRELESS SYSTEMS, INC., a Delaware Corporation, hereinafter called "New Aria".


                            W I T N E S S E T H :

                WHEREAS, Old Aria has authorized capital stock consisting of One Million Five Hundred Thousand (1,500,000) Shares of Common Stock, (par value $.01 per share), of which One Hundred Thousand (100,000) Shares have been duly issued, and of which Eighty-Nine Thousand Seven Hundred Seventy-Eight (89,778) Shares are now outstanding and Ten Thousand Two Hundred Twenty-Two (10,222) Shares are held by Old Aria as Treasury Stock, and also consisting of Five Hundred Thousand (500,000) Shares of Preferred Stock (par value $.01 per share), none of which have been issued; and

                WHEREAS, New Aria has authorized capital stock consisting of Nineteen Million Nine Hundred Thousand (19,900,000) Shares of Class B Common Stock, par value $.01 per share, none of which has been issued, Ten Thousand (10,000) Shares of Class A Common Stock, of which One Hundred (100) Shares have been duly issued and are now outstanding, and Five Hundred Thousand (500,000) Shares of Preferred Stock ($.01 par value per share), of which 1,853 shares have been designated as Non-Convertible Preferred Stock, Series CR-I, all of which have been issued, and 48,951 Shares have been designated as Convertible Preferred Stock, Series, CR-II, all of which have been issued, 1,000 Shares have been designates as Non-Convertible Preferred Stock, Series BC-1, none of which has been issued, and the remaining 448,196 authorized Shares of Preferred Stock have not been designated or issued; and

                WHEREAS, the Board of Directors of Old Aria and of New Aria, respectively, deem it advisable and generally to the advantage and welfare of the two corporate parties and their respective shareholders that Old Aria merge with New Aria under and pursuant to the provisions of the New York Business Corporation Law and the General Corporation Law of the State of Delaware.

                NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

         1.     Merger.

         Old Aria shall be and hereby is merged into New Aria.

         2.     Effective Date.

         This Agreement of Merger shall become effective immediately upon compliance with the laws of the States of New York and Delaware, the time of such effectiveness being hereinafter called the Effective Date.

         3.     Surviving Corporation.

         New Aria shall survive the merger herein contemplated and provided for and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of Old Aria shall cease forthwith upon the Effective Date.

         4.     Authorized Capital.

         The authorized Capital Stock of New Aria following the effective date shall be:

         a. Twenty Million (20,000,000) Shares of Common Stock (par value $.01 per share), of which Ten Thousand (10,000) Shares shall be Class A Common Stock and Nineteen Million Nine Hundred Thousand (19,900,000) Shares shall be Class B Common Stock, unless or until the same shall be changed in accordance with the laws of the State of Delaware.

         b. Five Hundred Thousand (500,000) Shares of Preferred Stock (par value $.01 per share) of which One Thousand Eight Hundred Fifty- Three (1,853) Shares shall be designated as Non-Convertible Preferred Stock, Series CR-I, of which Forty-Eight Thousand Nine Hundred Fifty-One (48,951) Shares shall be designated as Convertible Preferred Stock, Series CR-II, and One Thousand (1,000) Shares of Preferred Stock shall be designated as Non-Convertible Preferred Stock Series
                BC-I, unless and until the same shall be changed in accordance with the laws of the State of Delaware.

         5.       Certificate Of Incorporation.

         The Restated Certificate of Incorporation in the form set forth as Appendix "A" hereto, which shall be filed with the Secretary of State of Delaware prior to the filing of the Certificate of Merger pursuant hereto, shall be the Certificate of Incorporation of Old Aria following the effective date unless and until the same shall be amended or repealed in accordance with the provisions thereof, which power to amend or repeal is hereby expressly reserved, and all rights or powers of whatsoever nature conferred in such Certificate of Incorporation or herein upon any shareholder or Director or Officer of New Aria or upon any other persons whomsoever are subject to the reserve power. Such Certificate of Incorporation, shall constitute the Certificate of Incorporation of New Aria separate and apart from this Agreement of Merger and may be separately certified as the Certificate of Incorporation of New Aria.

         6.     By-Laws.

         The By-Laws of New Aria as they exist on the effective date shall be the By-Laws of New Aria following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof.

         7.     Board Of Directors and Officers.

         The members of the Board of Directors and the Officers of New Aria, immediately after the effective time of the merger, shall be those persons who were members of the Board of Directors and the Officers, respectively, of New Aria immediately prior to the Effective Date, and such persons shall serve in such offices, respectively, for the terms provided by law or in the By-Laws, or until their respective successors are elected and qualified.

         8.     Further Assurance of Title.

         If at any time New Aria shall consider or be advised that any acknowledgements or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to New Aria any right, title or interest of Old Aria held immediately prior to the Effective Date, Old Aria and its proper Officers and Directors, shall and will execute and deliver all such acknowledgements or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title or interest in New Aria, as shall be necessary to carry out the purposes of this Agreement of Merger, and New Aria and the proper Officer and Directors thereof are fully authorized to take any and all such action in the name of Old Aria or otherwise.

         9.       Conversion of Outstanding Stock.

         Forthwith upon the Effective Date:

         (a) The Thirty-One Thousand (31,000) Shares of the Common Stock of Old Aria presently held by New Aria, received from Comptek Telecommunications, Inc. in connection with the consummation of a certain Asset Acquisition Agreement, shall be retired and no shares of Common Stock of New Aria or other securities of New Aria shall be issued in respect thereof.

         (b) The Twenty-Three Thousand (23,000) Shares of Common Stock of Old Aria currently held by Rand Capital Corporation shall be converted into 1,800 Shares of Class A Common Stock of New Aria and 1,798,200 Shares of Class B Common Stock of New Aria, which shall be fully paid and non-assessable, and each certificate nominally representing shares of Class A and Class B Common Stock of Old Aria shall for all purposes be deemed to be evidence of the ownership of the indicated number of shares of Class A and Class B Common Stock of New Aria.

         (c) The Twenty-Three Thousand (23,000) Shares of Common Stock of Old Aria presently held by Bydatel Corporation shall be converted into 1,800 Shares of Class A Common Stock of New Aria and 1,798,200 Shares of Class B Common Stock of New Aria, which shall be fully paid and non-assessable and each certificate nominally representing shares of Class A and Class B Common Stock of Old Aria shall for all purposes be deemed to evidence the ownership of the indicated number of shares of Class A and Class B Common Stock in New Aria.

         (d) Twelve Thousand Seven Hundred Seventy-Eight (12,778) Shares of Common Stock of Old Aria presently held by Frank J. Perpiglia shall be converted into 1,500 shares of Class A Common Stock of New Aria and 998,500 Shares of Class B Common Stock of New Aria, which shall be fully-paid and non-assessable and each certificate nominally representing shares of Class A and Class B Common Stock of Old Aria shall for all purposes be deemed to evidence the ownership of the indicated number of shares of Class A and Class B Common Stock of New Aria.

         The holders of such certificates shall not be required immediately to surrender the same in exchange for certificates of Class A and Class B Common Stock in New Aria but, as certificates nominally representing shares of Common Stock of Old Aria are surrendered for transfer, New Aria will cause to be issued certificates representing shares of Class A and Class B Common Stock of New Aria, and at any time upon surrender by any holder of certificates nominally representing shares of Common Stock of Old Aria, New Aria will cause to be issued therefore, certificates for an appropriate number of shares of Class A and Class B Common Stock of Old Aria.





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



         10.    Rights and Liabilities of New Aria.

         At and after the Effective Date, New Aria shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal, and mixed, of each of the parties hereto; all debts due to Old Aria of whatever account shall be vested in New Aria; all claims, demands, property, rights, privileges, powers and franchises, and every other interest of either of the parties hereto, shall be as effectively the property of New Aria as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in Old Aria shall not revert or be in any way impaired by reason of the merger, but shall be vested in New Aria; all rights of creditors and all liens upon any property of either of the parties shall be preserved unimpaired, limited in lien to the property effected by such lien at the effective time of the merger; all debts, liabilities and duties of the respective parties hereto, shall henceforth attach to New Aria and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it; and New Aria shall indemnify and hold harmless the Officers and Directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the merger.

         11.    Book Entries.

         The merger contemplated hereby shall be treated as a pooling of interests and as of the Effective Date, entries shall be made upon the books of New Aria in accordance with Generally Accepted Accounting Principles reflecting such treatment.

         12.    Service of Process on New Aria.

         New Aria agrees that it may be served with process in the State of New York in any proceeding for enforcement of any obligation of Old Aria as well as for the enforcement of any obligation of New Aria arising from the merger, including any suit or other proceeding to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of Section 910 of the Business Corporation Law of the State of New York.

         13.    Termination.

         This Agreement of Merger may be terminated and abandoned by action of the Board of Directors of either Old Aria or New Aria at any time prior to the effective date, whether before or after approval by the shareholders of the two corporate parties hereto.

         14.    Plan of Reorganization.

         This Agreement of Merger constitutes a Plan of Reorganization to be carried out in the manner, on the terms, and subject to the conditions set forth herein, and pursuant to a certain Reorganization Agreement dated as of March 10, 1995, as Reinstated and Amended by Agreement dated May 9, 1995, by and among Old Aria, New Aria, and the shareholders of each.

         15.    Expenses.

         New Aria shall pay all expenses of carrying this Agreement of Merger into effect and of accomplishing the merger.

                IN WITNESS WHEREOF, each of the corporate parties hereto, pursuant to authority duly granted by their respective Boards of Directors, have caused this Agreement of Merger to be executed by their respective Presidents and attested by their respective Secretaries, and their respective corporate seals to be hereunto affixed.


                             ARIA WIRELESS SYSTEMS, INC.,
                             a New York Corporation


                             By:_____________________________________

Attest:
__________________________



                             ARIA WIRELESS SYSTEMS, INC.,
                             a Delaware Corporation


                             By:_____________________________________
Attest:
__________________________





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




                                 CERTIFICATE OF
                  THE SECRETARY OF ARIA WIRELESS SYSTEMS, INC.
                            (A Delaware Corporation)



                I, Christopher A. Head, the Secretary of Aria Wireless Systems, Inc., hereby certify that the Agreement of Merger to which this Certificate is attached, after having been first duly signed on behalf of the corporation by the President and Secretary under the corporate seal of said corporation, was duly approved and adopted by written consent in lieu of a meeting dated May 9, 1995, pursuant to Section 228 of the Delaware General Corporation Law by the holders of all the outstanding stock entitled to vote thereon.

                Witness my hand and seal of said Aria Wireless Systems, Inc. this 9th day of May, 1995.



                                        ________________________________________
                                        Secretary


Seal





                                 CERTIFICATE OF
                  THE SECRETARY OF ARIA WIRELESS SYSTEMS, INC.
                            (A New York Corporation)



                I, Christopher A. Head, the Secretary of Aria Wireless Systems, Inc., hereby certify that the Agreement of Merger to which this Certificate is attached, after having been first duly signed on behalf of the corporation by the President and Secretary under the corporate seal of said corporation, was duly approved and adopted by written consent in lieu of a meeting dated May 9, 1995, pursuant to Section 615 of the New York Business Corporation Law by the holders of all the outstanding stock entitled to vote thereon.

                Witness my hand and seal of said Aria Wireless Systems, Inc. this 9th day of May, 1995.


                                        ________________________________________
                                        Secretary

Seal





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